EXECUTION COPY

                       Exhibit 10.167 Pledge Agreement

                               PLEDGE AGREEMENT

      This PLEDGE AGREEMENT is made as of January 28, 1998 by DREW INDUSTRIES, INCORPORATED, a Delaware corporation, as pledgor (the "Pledgor") and THE CHASE MANHATTAN BANK, as trustee (the "Pledgee"), for the benefit of the Noteholders (as hereinafter defined).

                              W I T N E S S E T H :

      WHEREAS:

            A. Pursuant to a Note Purchase Agreement, dated as of the date hereof (as amended, modified and supplemented from time to time, the "Note Purchase Agreement"), among Kinro, Inc., Lippert Components, Inc. and Shoals Supply, Inc. (individually, a "Co-Issuer" and collectively, the "Co-Issuers"), Teachers Insurance and Annuity Association of America, Midwestern United Life Insurance Company, Security Life of Denver Insurance Company, Equitable Life Insurance Company of Iowa and USG Annuity & Life Company (collectively, together with each future holder of Senior Notes, the "Noteholders"), the Noteholders have agreed to purchase the 6.95% senior notes due January 28, 2005 issued by the Co-Issuers (the "Senior Notes"), upon the terms and subject to the conditions set forth therein; and

            B. The Noteholders' obligation to purchase the Senior Notes pursuant to the Note Purchase Agreement is subject, among other conditions, to receipt by the Noteholders of this Pledge Agreement duly executed by the Pledgor;

            NOW, THEREFORE, in consideration of the premises contained herein, and to induce the Noteholders to purchase the Senior Notes from the Co-Issuers pursuant to the Note Purchase Agreement, the Pledgor hereby agrees with the Pledgee, for the benefit of the Noteholders, as follows:

            1. Defined Terms. Unless otherwise defined herein, terms which are defined in the Note Purchase Agreement and used herein are so used as so defined, and the following terms shall have the following meanings:

            "Code" means the Uniform Commercial Code from time to time in effect in the State of New York.

            "Co-Issuer(s)" has the meaning ascribed to such term in paragraph A of the WHEREAS clauses.

            "Collateral" has the meaning ascribed to such term in Section 2 hereof.

            "Companies" means all Subsidiaries of the Pledgor whether now owned by the Pledgor or hereinafter acquired and whether now existing or hereinafter coming into existence.

            "Contractual Obligations" has the meaning ascribed to such term in
      Section 4(c) hereof.

            "Event of Default" means an Event of Default as defined in the Note Purchase Agreement.

            "Intercreditor Agreement" means the Intercreditor Agreement dated as of the date hereof, among the Pledgee, the Noteholders and The Chase Manhattan Bank, as Collateral Agent (as defined in the Revolving Credit Agreement), as Administrative Agent (as defined in the Revolving Credit Agreement) and as Trustee.

            "Noteholders" has the meaning ascribed to such term in paragraph A of the WHEREAS clauses.

            "Note Purchase Agreement" has the meaning ascribed to such term in paragraph A of the WHEREAS clauses.

            "Obligations" means and includes all loans, advances, debts, liabilities, costs and obligations howsoever arising, owed by Pledgor and the Co-Issuers to the Noteholders of every kind and description (whether or not evidenced by any note or instrument and whether or not for the payment of money), direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising pursuant to the terms of the Note Purchase Agreement, the Senior Notes, the Other Agreements or any of the Transaction Documents to which it is a party, including all interest, fees, charges, expenses, attorneys' fees and accountants' fees, chargeable to and payable by the Pledgor or the Co-Issuers hereunder and thereunder.

            "Partnership" has the meaning ascribed to such term in Schedule II hereto.

            "Partnership Documents" has the meaning ascribed to such term in
      Schedule II hereto.

            "Pledge Agreement" means this Pledge Agreement, as amended, supplemented or otherwise modified from time to time.

            "Pledged Interests" has the meaning ascribed to such term in Section 2(a) hereof.

            "Pledged Securities" has the meaning ascribed to such term in
      Section 2(b) hereof.

            "Pledged Stock" has the meaning ascribed to such term in Section 2(a) hereof.

            "Proceeds" means all "proceeds" as such term is defined in Section 9-306(1) of the Code and, in any event, shall include, without limitation, all dividends, distributions or other income from the Pledged Stock and the Pledged Interests, collections thereon or distributions made with respect thereto or other payments or property, securities, securities entitlements, investment property or instruments in respect of the Pledged Stock and the Pledged Interests.

            "Requirement of Law" for any Person means the articles of incorporation and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation, or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

            "Revolving Credit Agreement" means the Revolving Credit Agreement dated as of January 28, 1998 by and between The Chase Manhattan Bank, as administrative agent and as collateral agent and the lenders signatory thereto.

            "Securities Act" has the meaning ascribed to such term in Section 9(a) hereof.

            "Senior Notes" has the meaning ascribed to such term in paragraph A of the WHEREAS clauses.

            "Termination Date" has the meaning ascribed to such term in Section 17 hereof.

            2. Pledge; Grant of Security Interest. (a) As security for the payment and performance in full of the Obligations, the Pledgor hereby transfers, grants, bargains, sells, conveys, hypothecates, pledges, sets over and delivers unto the Pledgee, and grants to the Pledgee for the ratable benefit of the Noteholders, a first priority security interest in (i) the shares of capital stock listed on Schedule I and any shares of stock of any Company obtained in the future by the Pledgor and the certificates representing all such shares (the "Pledged Stock"), (ii) all of the Pledgor's partnership interests and related rights described in Schedule II (if any) and any partnership interests or other equity interests in any Company obtained in the future by the Pledgor (the "Pledged Interests"), (iii) all other property (including any security entitlements) that may be delivered to and held by the Pledgee pursuant to the terms hereof, (iv) subject to Section 6 hereof, all payments of dividends and distributions, including, without limitation, all cash, instruments, securities, security entitlements, investment property and other property, from time to time received, receivable or otherwise paid or distributed, in respect of, or in exchange for or upon the conversion of the securities and other property referred to in clauses (i), (ii) or (iii) above, (v) subject to Section 6 hereof, all rights and privileges of the Pledgor with respect to the securities (including any security entitlements) and other property referred to in clauses (i), (ii), (iii) and (iv) above, (vi) any and all custodial accounts, securities accounts or other safekeeping accounts in which any of the foregoing property (and any property described in the following clause (vii)) may be deposited or held in, and any security entitlements or other rights relating thereto, and (vii) all proceeds of any of the foregoing (the items referred to in clauses (i) through (vii) above being collectively referred to as the "Collateral"). The Pledgee acknowledges that the security interest in the Collateral granted herein ranks equally and pari passu with the security interest in favor of the Collateral Agent (as defined in the Revolving Credit Agreement) pursuant to the Pledge Agreement (as defined in the Revolving Credit

Agreement) and the rights of the Trustee and the Collateral Agent with respect to the Collateral shall be subject to the terms and conditions of the Intercreditor Agreement.

            (b) Upon delivery to the Pledgee, any stock certificates, notes or other securities now or hereafter included in the Collateral (the "Pledged Securities") shall be accompanied by undated stock powers duly executed in blank or other instruments of transfer satisfactory to the Pledgee, a duly executed acknowledgment and consent in the form of Exhibit A hereto from each of the Companies listed on Schedule I hereto and by such other instruments and documents as the Pledgee may request. Without limiting this Section 2(b), (i) all other property comprising part of the Collateral shall be accompanied by proper instruments of assignment duly executed by the Pledgor and such other instruments or documents as the Pledgee may request, and (ii) upon the grant of a security interest in partnership interests or other equity interests in any Person now or hereafter included in the Collateral, there shall be executed and delivered to the Pledgee such instruments of consent, waiver and recognition, from the issuer and other equity holders thereof (having provisions comparable to the Consent, Waiver and Recognition Agreement in the form of Exhibit B hereto) and such other instruments and documents (including Uniform Commercial Code financing statements duly executed in proper form for filing in such offices as the Pledgee shall require) as the Pledgee may request. Each delivery of Pledged Securities and each such grant of a security interest shall be accompanied by a schedule describing the securities, security entitlements, investment property and equity interests theretofore and then being pledged hereunder, which schedule shall be attached hereto as Schedule I or Schedule II, as applicable, and made a part hereof (provided that the failure to deliver any such schedule shall not impair the security interest hereunder of the Pledgee in any Pledged Securities or Pledged Interests). Each schedule so delivered (except to the extent in error) shall supercede any prior schedules so delivered.

            3. Deliveries. (a) The Pledgor agrees promptly to deliver or cause to be delivered to the Pledgee any and all Pledged Securities, and any and all certificates or other instruments or documents representing Collateral, and any other instruments referred to in Section 2(b) hereof (i) endorsed to the Pledgee or in blank by an effective endorsement, or (ii) causing the certificate to be registered in the name of the Pledgee, upon original issue or registration of transfer by the issuer thereof.

                  (b) Upon execution and delivery hereof there shall be delivered to the Pledgee a duly executed Consent, Waiver and Recognition Agreement in the form of Exhibit B hereto in respect of each Partnership.

                  (c) With respect to such of the Collateral as constitutes an uncertificated security, (i) the Pledgor agrees to cause the issuer to register the Pledgee as the registered owner thereof, upon original issue or registration of transfer or (ii) the issuer agrees that it will comply with instructions with respect to such uncertificated security originated by the Pledgee without further consent of the registered owner.

                  (d) With respect to such of the Collateral as constitutes a "security entitlement" as defined in Article 8 of the UCC, the Pledgor agrees to cause the securities intermediary to indicate by book entry that such security entitlement has been credited to a securities account of the Pledgee.

            4. Representations and Warranties. The Pledgor represents and warrants to the Pledgee and the Noteholders that:

                  (a) the Pledgor has the corporate power and authority and the legal right to execute and deliver, to perform its obligations under, and to grant the Lien on the Collateral pursuant to, this Pledge Agreement and has taken all necessary action to authorize its execution, delivery and performance of, and grant of the Lien on the Collateral pursuant to, this Pledge Agreement;

                  (b) this Pledge Agreement constitutes a legal, valid and binding obligation of the Pledgor, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally;

                  (c) the execution, delivery and performance of this Pledge Agreement will not violate any provision of any Requirement of Law or any agreement, bond, note or indenture to which the Pledgor is a party or by which it is bound or its assets affected (the "Contractual Obligation") of the Pledgor and will not result in the creation or imposition of any Lien on any of the properties or revenues of the Pledgor pursuant to any Requirement of Law or Contractual Obligation of the Pledgor, except as contemplated hereby;

                  (d) no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any shareholder or creditor of the Pledgor), is required in connection with the execution, delivery, performance, validity or enforceability of this Pledge Agreement;

                  (e) no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Pledgor, threatened by or against the Pledgor or against any of its properties or revenues with respect to this Pledge Agreement or any of the transactions contemplated hereby except as set forth on Schedule 6.8 to the Note Purchase Agreement;

                  (f) the shares of Pledged Stock of the Companies listed on
Schedule I constitute all of the issued and outstanding shares of all classes of the capital stock of such Companies, and (ii) the Pledged Interests listed on
Schedule II hereto (if any) constitute all of the partnership interests of such Companies;

                  (g) all of the shares of the Pledged Stock and Pledged Interests of the Companies listed on Schedule I and Schedule II hereto have been duly and validly issued and are fully paid and nonassessable;

                  (h) the Pledgor is the record and beneficial owner of, and has good title to, the Pledged Stock and the Pledged Interests of the Companies listed on Schedule I and Schedule II hereto, free and clear of any and all Liens or options in favor of, or claims of, any other Person, except the Lien created by this Pledge Agreement;

                  (i) upon delivery to the Pledgee of the stock certificates evidencing the Pledged Stock, the Lien granted pursuant to this Pledge Agreement will constitute a valid first-priority Lien on, and perfected security interest in, the Pledged Stock for the benefit of the Noteholders, enforceable as such against the Pledgor, all creditors of the Pledgor and any Persons purporting to purchase any of the Collateral from the Pledgor; and

                  (j) upon filing Uniform Commercial Code financing statements in the locations set forth on Schedule III hereto, naming the Pledgor as debtor and the Pledgee as secured party, the Pledgee will have a valid perfected first lien and security interest in such Pledged Interests as security for the payment and performance of the Obligations.

      All representation and warranties made under this Pledge Agreement shall be deemed to be made, and shall be true and correct, at and as of the date hereof. All representations and warranties made under this Pledge Agreement shall survive, and not be waived by, the execution hereof by the Pledgee, any investigation or inquiry by the Pledgee or any Noteholder, or the purchase of the Senior Notes pursuant to the Note Purchase Agreement.

            5. Covenants. The Pledgor covenants and agrees with the Pledgee and the Noteholders that, from and after the date of this Pledge Agreement until the Obligations are paid in full:

                  (a) If the Pledgor shall, as a result of its ownership of the Pledged Stock or the Pledged Interests, become entitled to receive or shall receive any stock certificate or certificated partnership interest (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights, whether in addition to, in substitution of, as a conversion of or in exchange for any shares of the Pledged Stock or the Pledged Interests, or otherwise in respect thereof, the Pledgor shall accept the same as the agent for the Pledgee, hold the same in trust for the Pledgee and deliver the same forthwith to the Pledgee in the exact form received, duly indorsed by the Pledgor to the Pledgee, if required, together with an undated stock power covering such certificate duly executed in blank and with, if the Pledgee so requests, signature guaranteed, to be held by the Pledgee hereunder as Collateral.

                  (b) Without the prior written consent of the Pledgee, the Pledgor will not (i) sell, assign, transfer, exchange or otherwise dispose of, or grant any option with respect to, the Collateral, or (ii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Collateral, or any interest therein, except for the Lien provided for by this Pledge Agreement, or (iii) take any action which, in the Pledgee's reasonable judgment, could impair the Collateral or result in a violation of any provision of the Note Purchase Agreement or this Pledge Agreement. The Pledgor will defend the right, title and interest of the Pledgee in and to the Collateral against the claims and demands of all Persons whomsoever.

                  (c) At any time and from time to time, upon the written request of the Pledgee, and at the sole expense of the Pledgor, the Pledgor will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Pledgee may reasonably request for the purposes of obtaining or preserving the full benefits of this Pledge Agreement and of the rights and powers herein granted, including, without limitation, delivering to the Pledgee on the date hereof or at any time hereafter irrevocable proxies in respect of the Pledged Stock in the form of Exhibit C hereto. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall be immediately delivered to the Pledgee, duly endorsed in a manner reasonably satisfactory to the Pledgee, to be held as Collateral pursuant to this Pledge Agreement.

                  (d) The Pledgor agrees to pay, and to save the Pledgee harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Pledge Agreement; provided, however, that the Pledgor shall have no obligation hereunder with respect to liabilities arising from the gross negligence or willful misconduct of the Pledgee.

            6. Dividends or Distributions; Voting Rights. (a) In the event of the occurrence of any Event of Default, the Pledgee shall have the right to require that all cash dividends and distributions payable with respect to any part of the Pledged Stock and cash distributions in respect of the Pledged Interests be paid to the Pledgee to be held by the Pledgee as additional security hereunder until applied to the Obligations.

                  (b) Any or all shares of the Pledged Stock or the Pledged Interests held by the Pledgee may, at the option of the Pledgee or its nominee, be registered in the name of the Pledgee or its nominee. If at any time the Pledged Interests are represented or evidenced by any certificates, the same shall promptly be delivered to the Pledgee in pledge hereunder together with any instruments of transfer requested by the Pledgor. Unless an Event of Default shall have occurred and be continuing, the Pledgor shall be permitted to exercise all voting rights with respect to the Pledged Stock and the Pledged Interests; provided, however, that the Pledgee shall have the right to vote in respect of Pledged Stock and the Pledged Interests in connection with any corporate or partnership action necessary for the voluntary commencement of a proceeding or filing of a petition under the Federal bankruptcy laws or any applicable provincial bankruptcy or insolvency laws commencing a bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to the issuer of such Pledged Stock or the Pledged Interests, or the appointment of a trustee or receiver or assignment for the benefit of creditors, or any similar or related action, or to consent to any of the foregoing and the Pledgor shall not vote in favor of or approve any such action without the prior written consent of the Pledgee.

            7. Rights of the Pledgee Upon an Event of Default. (a) The Pledgee or its nominee may, without notice, and after the occurrence of any Event of Default, exercise all voting and/or other consensual rights and corporate or partnership rights at any meeting of any corporation and/or partnership issuing any of the shares, interests, security entitlements or other investment property included in the Collateral and exercise any and all rights, privileges or options pertaining to any item of Collateral as if it were the absolute owner thereof, including, without limitation, the right to receive dividends or other distributions payable thereon, and the right to exchange, at its discretion, any and all of the Collateral upon the merger, consolidation, reorganization, recapitalization or other readjustment of any corporation or partnership issuing any of such shares or partnership interests or upon the exercise by any such issuer of any right, privilege or option pertaining to any Collateral, and in connection therewith, to deposit and deliver any and all of the Collateral with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine, all without liability except to account for property actually received by it, but the Pledgee shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing.

                  (b) The rights of the Pledgee hereunder shall not be conditioned or contingent upon the pursuit by the Pledgee of any right or remedy against the Pledgor or against any other Person that may be or become liable in respect of all or any part of the Obligations or against any other collateral security therefor, guarantee thereof or right of offset with respect thereto. The Pledgee shall not be liable for any failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so, nor shall the Pledgee be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgor or any other Person or to take any 0ther action whatsoever with regard to the Collateral or any part thereof.

            8. Remedies. If an Event of Default shall occur and be continuing, the Pledgee may exercise, in addition to all other rights and remedies granted in this Pledge Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, the Pledgee, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Pledgor, the Companies or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over-the-counter market, at any exchange, broker's board or office of the Pledgee or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Pledgee shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Pledgor, which right or equity is hereby waived or released. The Pledgee shall apply any Proceeds from time to time held by it and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Pledgee hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Obligations, in the manner provided in the Intercreditor Agreement, and only after such application and after the payment by the Pledgee of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the Code, need the Pledgee account for the surplus, if any, to the Pledgor. To the extent permitted by applicable law, the Pledgor waives all claims, damages and demands it may acquire against the Pledgee arising out of the exercise by the Pledgee of any of its rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 5 days before such sale or other disposition. The Pledgor further waives and agrees not to assert any rights or privileges which it may acquire under Section 9-112 of the Code.

            9. Private Sales. (a) The Pledgor recognizes that the Pledgee may be unable to effect a public sale of any or all the Pledged Stock or the Pledged Interests, by reason of certain prohibitions contained in the Securities Act of 1933 (the "Securities Act") and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable to the Pledgee than if such sale were a public sale and agrees that such circumstances shall not, in and of themselves, result in a determination that such sale was not made in a commercially reasonable manner. The Pledgee shall be under no obligation to delay a sale of any of the Pledged Stock or the Pledged Interests for the period of time necessary to permit the Companies to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if the Pledgor would agree to do so.

                  (b) Upon the occurrence of an Event of Default and at Pledgee's request, the Pledgor agrees to use the Pledgor's best efforts to cause the Companies to disseminate publicly all information required to be disseminated pursuant to the Securities Exchange Act of 1934, as amended, in the event that the Companies or the Pledgor is required to file reports under such Act, or to otherwise make available such information as to permit the public or private sale of the Collateral in accordance with the terms of this Pledge Agreement. The Pledgor further agrees to use the Pledgor's best efforts to cause the Companies to cooperate with the Pledgee in taking whatever additional action may be required to effect such public or private sale of the Collateral.

                  (c) The Pledgor further agrees to do or cause to be done all such other acts as may be necessary to make any sale or sales of all or any portion of the Pledged Stock or the Pledged Interests pursuant to this paragraph 9 valid and binding and in compliance with any and all other applicable Requirements of Law. The Pledgor further agrees that a breach of the covenant contained in this paragraph 9(c) will cause irreparable injury to the Pledgee, that the Pledgee has no adequate remedy at law in respect of such breach and, as a consequence, that such covenant shall be specifically enforceable against the Pledgor, and the Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenant.

            10. Limitation on Duties Regarding Collateral. The Pledgee's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Pledgee deals with similar securities and property for its own account. Neither the Pledgee nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgor or otherwise.

            11. Powers Coupled with an Interest. All authorizations and agencies herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.

            12. Severability; Paragraph Headings. Any provision of this Pledge Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The paragraph headings used in this Pledge Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

            13. No Waiver; Cumulative Remedies. The Pledgee shall not by any act (except by a written instrument pursuant to paragraph 14 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Pledgee, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Pledgee of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Pledgee would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

            14. Waivers and Amendments; Successors and Assigns; Governing Law. None of the terms or provisions of this Pledge Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Pledgor and the Pledgee. This Pledge Agreement shall be binding upon the successors and assigns of the Pledgor and shall inure to the benefit of the Pledgee and the Noteholders and their respective successors and assigns. THIS PLEDGE AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

            15. Notices. All notices and other communications under this Pledge Agreement shall be in writing and shall be personally delivered, transmitted by telecopy with a confirming copy sent by postage prepaid registered or certified mail, or sent by overnight courier to the parties as follows:

To the Pledgee:         The Chase Manhattan Bank,
                        450 West 33rd Street
                        15th Floor
                        New York, New York 10001
                        Attention: Corporate Trustee Administration Department

      with a copy to:   Teachers Insurance and Annuity Association of America
                        730 Third Avenue
                        New York, New York  10017
                        Attn:. Securities Division, Thompson Team, C. Tackney

                        Midwestern United Life Insurance Company
                        c/o ING Investment Management, Inc.
                        5780 Powers Ferry Road, N.W.
                        Suite 300
                        Atlanta, GA  30327
                        Attention: Andrew Gaffney

                        Security Life of Denver Insurance Company
                        c/o ING Investment Management, Inc.
                        5780 Powers Ferry Road, N.W.
                        Suite 300
                        Atlanta, GA  30327
                        Attention: Andrew Gaffney

                        Equitable Life Insurance Company of Iowa
                        c/o ING Investment Management LLC
                        5780 Powers Ferry Road, N.W.
                        Suite 300
                        Atlanta, GA  30327
                        Attention: Andrew Gaffney

                        USG Annuity & Life Company
                        c/o ING Investment Management LLC
                        5780 Powers Ferry Road, N.W.
                        Suite 300
                        Atlanta, GA  30327
                        Attention: Andrew Gaffney

To the Pledgor:         Drew Industries Incorporated
                        200 Mamaroneck Avenue
                        White Plains, New York 10601

All such notices shall be effective upon receipt. Any party may change its address for purposes hereof by notice to the other party.

            16. Irrevocable Authorization and Instruction to Pledgor. The Pledgor hereby authorizes and instructs the Companies to comply with any instruction received by it from the Pledgee in writing that (a) states that an Event of Default has occurred and (b) is otherwise in accordance with the terms of this Pledge Agreement, without any other or further instructions from the Pledgor, and the Pledgor agrees that the Companies shall be fully protected in so complying.

            17. Termination. After the Termination Date (as defined below), this Pledge Agreement shall terminate and the Pledgee, at the request and expense of the Pledgor, will execute and deliver to the Pledgor a proper instrument or instruments acknowledging the termination of this Pledge Agreement as to the Pledgor, and will duly assign, transfer and deliver to the Pledgor (without recourse and without any representation or warranty) such of the

Collateral of the Pledgor as may be in the possession of the Pledgee and as has not theretofore been sold or otherwise applied or released pursuant to this Pledge Agreement, together with any moneys at the time held by the Pledgee hereunder. As used in this Pledge Agreement, "Termination Date" shall mean the date upon which no Senior Note remains outstanding and when the Pledgee has been notified in writing by each Noteholder that all Obligations have been indefeasibly paid in full.

            18. Counterparts. This Agreement may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

            19. Payment Free of Taxes, Etc. All payments made by the Pledgor under this Pledge Agreement shall be made by the Pledgor free and clear of and without deduction for any and all present and future taxes, levies, charges, deductions and withholdings. In addition, the Pledgor shall pay upon demand any stamp or other taxes, levies or charges of any jurisdiction with respect to the execution, delivery, registration, performance and enforcement of this Pledge Agreement. Upon request by the Pledgee, the Pledgor shall furnish evidence satisfactory to the Pledgee that all requisite authorizations and approvals by, and notices to and filings with, governmental authorities and regulatory bodies have been obtained and made and that all requisite taxes, levies and charges have been paid.

      IN WITNESS WHEREOF, the Pledgor and the Pledgee have caused this Pledge Agreement to be duly executed and delivered as of the date first above written.

                                    DREW INDUSTRIES INCORPORATED


                                    By: ___________________________________
                                       Name:
                                       Title:

                                       THE CHASE MANHATTAN BANK,
                                       as Trustee


                                       By:____________________________________
                                       Name:
                                       Title:

                                                                       EXHIBIT A

                       FORM OF ACKNOWLEDGEMENT AND CONSENT

      Reference is made to that certain Pledge Agreement, dated as of January 28, 1998, made by DREW INDUSTRIES INCORPORATED, a Delaware corporation, in favor of The Chase Manhattan Bank,, as trustee for the benefit of the Noteholders (in such capacity, the "Pledgee"). Each capitalized term used herein shall have the meaning prescribed therein.

      [Name of Company], one of the Companies referred to in the foregoing Pledge Agreement (the "Pledge Agreement"), hereby acknowledges receipt of a copy of such Pledge Agreement and agrees to be bound thereby and to comply with the terms thereof insofar as such terms are applicable to it. [Name of Company] agrees to notify the Pledgee promptly in writing of the occurrence of any of the events described in paragraphs 5(a) of the Pledge Agreement. [Name of Company] further agrees that the terms of paragraph 9(b) of the Pledge Agreement shall apply to it, mutatis mutandis, with respect to all actions that may be required of it under or pursuant to or arising out of paragraph 9 of the Pledge Agreement.

                                    [NAME OF COMPANY]


                                    By:__________________________________
                                    Name:
                                    Title:

                                                                       EXHIBIT B

                              Intentionally Omitted

                                                                       EXHIBIT C

                                IRREVOCABLE PROXY

      KNOWN ALL MEN BY THERE PRESENTS that, the undersigned does hereby make, constitute and appoint THE CHASE MANHATTAN BANK, as trustee (the "Trustee") for the benefit of the Noteholders (as hereinafter defined), and each of the Trustee's officers and employees, its true and lawful attorneys, for it and in its name, place and stead, to act as its proxy in respect of all of the shares of capital of ________________, a ______________ corporation (hereinafter referred to as the "Corporation"), which it now or hereafter may own or hold, including, without limitation, the right, on his behalf, to demand the call by any proper officer of the Corporation pursuant to the provisions of its Certificate of Incorporation or By-Laws and as permitted by law of a meeting of its shareholders and at any such meeting of shareholders, annual, general or special, to vote for the transaction of any and all business that may come before such meeting, or at any adjournment thereof, including, without limitation, the right to vote for the sale of all or any part of the assets of the Corporation and/or the liquidation and dissolution of the Corporation; giving and granting to its said attorneys full power and authority to do and perform each and every act and thing whether necessary or desirable to be done in and about the premises, as fully as it might or could do if personally present with full power of substitution, appointment and revocation, hereby ratifying and confirming all that its said attorneys shall do or cause to be done by virtue hereof.

      This Proxy is given to the Trustee and to its officers and employees in consideration of the acquisition of the Senior Notes (as defined in the Pledge Agreement) by Teachers Insurance and Annuity Association of America, Midwestern United Life Insurance Company, Security Life of Denver Company, Equitable Life Insurance Company of Iowa and USG Annuity & Life Company (collectively, the "Noteholders"), and in order to carry out the covenant of the undersigned contained in a certain Pledge Agreement of even date herewith by and between the undersigned and the Trustee, for the ratable benefit of the Noteholders (as amended, modified and supplemented "Pledge Agreement"), and this Proxy shall not be revocable or revoked by the undersigned, shall be binding upon its successors and assigns until the payment in full of all of the Obligations (as such term is defined in the aforesaid Pledge Agreement and may be exercised only after an Event of Default under the Note Purchase Agreement (as such terms are defined in the aforesaid Pledge Agreement).

      IN WITNESS WHEREOF, the undersigned has executed this Irrevocable Proxy this 28th day of January, 1998.

                                    DREW INDUSTRIES INCORPORATED


                                    By:___________________________________
                                       Name:
                                       Title:

                                   SCHEDULE I
                                       TO
                                PLEDGE AGREEMENT
                          DATED AS OF JANUARY 28, 1998

                          DESCRIPTION OF PLEDGED STOCK

Issuer                           No. of Shares               Percentage
------                           -------------               ----------

Kinro, Inc.                           140                       100%

Shoals Supply, Inc.                    10                       100%

Lippert Components, Inc.               10                       100%

                                   SCHEDULE II
                                       TO
                                PLEDGE AGREEMENT
                          DATED AS OF JANUARY 28, 1998

                              PARTNERSHIP INTERESTS

            (a) All of the present and future right, title and interest as a partner in any partnership (including the partnership listed in Annex 1 hereto, if any) and any successor(s) thereto or assignee(s) thereof (each, a "Partnership"), of the Pledgor and the rights, interest and benefits in respect thereof of the Pledgor arising under the agreements, documents and/or certificates (including, without limitation, any publicly filed documents) constituting or governing each such Partnership (the "Partnership Documents"), and all other benefits pertaining thereto and any and all general intangibles and accounts now owned or hereafter arising or acquired relating to the Pledgor's interest in any Partnership and/or any of the foregoing rights, interest or benefits; including, without limitation, (i) all distributions by, and any other payments from each Partnership, and all present and future rights to receive any distributions or other payments from each Partnership, whether the same constitute distributions of capital, surplus or profits, or derive from any other source including, without limitation, any such distribution or payment derived from, representing, based upon, measured by, or otherwise in respect of,
(x) the operating revenues of any Partnership, or (y) any sale, assignment, transfer or other disposition (or transaction having comparable effect) of any assets of any Partnership, any mortgaging, encumbering or other financing or refinancing of any assets of any Partnership, any insurance proceeds or condemnation awards in respect of any assets of any Partnership, any merger, consolidation or recapitalization of any Partnership, any redemption or liquidation of the interest of the Pledgor in any Partnership, or any contribution of any property to any Partnership by any partner therein; and (ii) without limiting clause (i), any other payments or distributions, and any rights to receive the same, from any Partnership, from any partner or partners therein, or from any other party, in respect of (A) any sale, assignment, transfer, encumbrance or other disposition (or transaction having comparable effect) of any partner's interest in any Partnership or any rights in respect thereof, and
(B) any payments of principal, interest or of any other character in respect of any debt owed by any Partnership or any partner therein to the Pledgor (all of which property and rights referred to in one or more of clauses (i) or (ii) are referred to collectively as the "Pledged Interests"); and

            (b) the proceeds, products, rents, issues and profits of the Pledged Interests.

                                                          Annex 1 to Schedule II
                                                                              to
                                                                Pledge Agreement

Partnerships

                                  SCHEDULE III
                                       TO
                                PLEDGE AGREEMENT
                          DATED AS OF JANUARY 28, 1998

                           LOCATIONS FOR FILING UCC-1S

                                                                  EXECUTION COPY

                                PLEDGE AGREEMENT

      This PLEDGE AGREEMENT is made as of January 28, 1998 by KINRO, INC., an Ohio corporation, as pledgor (the "Pledgor") and THE CHASE MANHATTAN BANK, as trustee (the "Pledgee"), for the benefit of the Noteholders (as hereinafter defined).

                              W I T N E S S E T H :

      WHEREAS:

            A. Pursuant to a Note Purchase Agreement, dated as of the date hereof (as amended, modified and supplemented from time to time, the "Note Purchase Agreement"), among Kinro, Inc., Lippert Components, Inc. and Shoals Supply, Inc. (individually, a "Co-Issuer" and collectively, the "Co-Issuers"), Teachers Insurance and Annuity Association of America, Midwestern United Life Insurance Company, Security Life of Denver Insurance Company, Equitable Life Insurance Company of Iowa and USG Annuity & Life Company (collectively, together with each future holder of Senior Notes, the "Noteholders"), the Noteholders have agreed to purchase the 6.95% senior notes due January 28, 2005 issued by the Co-Issuers (the "Senior Notes"), upon the terms and subject to the conditions set forth therein; and

            B. The Noteholders' obligation to purchase the Senior Notes pursuant to the Note Purchase Agreement is subject, among other conditions, to receipt by the Noteholders of this Pledge Agreement duly executed by the Pledgor;

            NOW, THEREFORE, in consideration of the premises contained herein, and to induce the Noteholders to purchase the Senior Notes from the Co-Issuers pursuant to the Note Purchase Agreement, the Pledgor hereby agrees with the Pledgee, for the benefit of the Noteholders, as follows:

            1. Defined Terms. Unless otherwise defined herein, terms which are defined in the Note Purchase Agreement and used herein are so used as so defined, and the following terms shall have the following meanings:

            "Code" means the Uniform Commercial Code from time to time in effect in the State of New York.

            "Co-Issuer(s)" has the meaning ascribed to such term in paragraph A of the WHEREAS clauses.

            "Collateral" has the meaning ascribed to such term in Section 2 hereof.

            "Companies" means all Subsidiaries of the Pledgor whether now owned by the Pledgor or hereinafter acquired and whether now existing or hereinafter coming into existence.

            "Contractual Obligations" has the meaning ascribed to such term in
      Section 4(c) hereof.

            "Event of Default" means an Event of Default as defined in the Note Purchase Agreement.

            "Intercreditor Agreement" means the Intercreditor Agreement dated as of the date hereof, among the Pledgee, the Noteholders and The Chase Manhattan Bank, as Collateral Agent (as defined in the Revolving Credit Agreement), as Administrative Agent (as defined in the Revolving Credit Agreement) and as Trustee.

            "Noteholders" has the meaning ascribed to such term in paragraph A of the WHEREAS clauses.

            "Note Purchase Agreement" has the meaning ascribed to such term in paragraph A of the WHEREAS clauses.

            "Obligations" means and includes all loans, advances, debts, liabilities, costs and obligations howsoever arising, owed by Pledgor and the Co-Issuers to the Noteholders of every kind and description (whether or not evidenced by any note or instrument and whether or not for the payment of money), direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising pursuant to the terms of the Note Purchase Agreement, the Senior Notes, the Other Agreements or any of the Transaction Documents to which it is a party, including all interest, fees, charges, expenses, attorneys' fees and accountants' fees, chargeable to and payable by the Pledgor or the Co-Issuers hereunder and thereunder.

            "Partnership" has the meaning ascribed to such term in Schedule II hereto.

            "Partnership Documents" has the meaning ascribed to such term in
      Schedule II hereto.

            "Pledge Agreement" means this Pledge Agreement, as amended, supplemented or otherwise modified from time to time.

            "Pledged Interests" has the meaning ascribed to such term in Section 2(a) hereof.

            "Pledged Securities" has the meaning ascribed to such term in
      Section 2(b) hereof.

            "Pledged Stock" has the meaning ascribed to such term in Section 2(a) hereof.

            "Proceeds" means all "proceeds" as such term is defined in Section 9-306(1) of the Code and, in any event, shall include, without limitation, all dividends, distributions or other income from the Pledged Stock and the Pledged Interests, collections thereon or distributions made with respect thereto or other payments or property, securities, securities entitlements, investment property or instruments in respect of the Pledged Stock and the Pledged Interests.

            "Requirement of Law" for any Person means the articles of incorporation and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation, or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

            "Revolving Credit Agreement" means the Revolving Credit Agreement dated as of January 28, 1998 by and between The Chase Manhattan Bank, as administrative agent and as collateral agent and the lenders signatory thereto.

            "Securities Act" has the meaning ascribed to such term in Section 9(a) hereof.

            "Senior Notes" has the meaning ascribed to such term in paragraph A of the WHEREAS clauses.

            "Termination Date" has the meaning ascribed to such term in Section 17 hereof.

            2. Pledge; Grant of Security Interest. (a) As security for the payment and performance in full of the Obligations, the Pledgor hereby transfers, grants, bargains, sells, conveys, hypothecates, pledges, sets over and delivers unto the Pledgee, and grants to the Pledgee for the ratable benefit of the Noteholders, a first priority security interest in (i) the shares of capital stock listed on Schedule I (if any) and any shares of stock of any Company obtained in the future by the Pledgor and the certificates representing all such shares (the "Pledged Stock"), (ii) all of the Pledgor's partnership interests and related rights described in Schedule II and any partnership interests or other equity interests in any Company obtained in the future by the Pledgor (the "Pledged Interests"), (iii) all other property (including any security entitlements) that may be delivered to and held by the Pledgee pursuant to the terms hereof, (iv) subject to Section 6 hereof, all payments of dividends and distributions, including, without limitation, all cash, instruments, securities, security entitlements, investment property and other property, from time to time received, receivable or otherwise paid or distributed, in respect of, or in exchange for or upon the conversion of the securities and other property referred to in clauses (i), (ii) or (iii) above, (v) subject to Section 6 hereof, all rights and privileges of the Pledgor with respect to the securities (including any security entitlements) and other property referred to in clauses (i), (ii), (iii) and (iv) above, (vi) any and all custodial accounts, securities accounts or other safekeeping accounts in which any of the foregoing property (and any property described in the following clause (vii)) may be deposited or held in, and any security entitlements or other rights relating thereto, and (vii) all proceeds of any of the foregoing (the items referred to in clauses (i) through (vii) above being collectively referred to as the "Collateral"). The Pledgee acknowledges that the security interest in the collateral granted herein ranks equally and pari passu with the security interest in favor of the Collateral Agent (as defined in the Revolving Credit Agreement) pursuant to the Pledge Agreement (as defined in the Revolving Credit Agreement) and the rights of the Trustee and the Collateral Agent with respect to the Collateral shall be subject to the terms and conditions of the Intercreditor Agreement.

            (b) Upon delivery to the Pledgee, any stock certificates, notes or other securities now or hereafter included in the Collateral (the "Pledged Securities") shall be accompanied by undated stock powers duly executed in blank or other instruments of transfer satisfactory to the Pledgee, a duly executed acknowledgment and consent in the form of Exhibit A hereto from each of the Companies listed on Schedule I hereto and by such other instruments and documents as the Pledgee may request. Without limiting this Section 2(b), (i) all other property comprising part of the Collateral shall be accompanied by proper instruments of assignment duly executed by the Pledgor and such other instruments or documents as the Pledgee may request, and (ii) upon the grant of a security interest in partnership interests or other equity interests in any Person now or hereafter included in the Collateral, there shall be executed and delivered to the Pledgee such instruments of consent, waiver and recognition, from the issuer and other equity holders thereof (having provisions comparable to the Consent, Waiver and Recognition Agreement in the form of Exhibit B hereto) and such other instruments and documents (including Uniform Commercial Code financing statements duly executed in proper form for filing in such offices as the Pledgee shall require) as the Pledgee may request. Each delivery of Pledged Securities and each such grant of a security interest shall be accompanied by a schedule describing the securities, security entitlements, investment property and equity interests theretofore and then being pledged hereunder, which schedule shall be attached hereto as Schedule I or Schedule II, as applicable, and made a part hereof (provided that the failure to deliver any such schedule shall not impair the security interest hereunder of the Pledgee in any Pledged Securities or Pledged Interests). Each schedule so delivered (except to the extent in error) shall supercede any prior schedules so delivered.

            3. Deliveries. (a) The Pledgor agrees promptly to deliver or cause to be delivered to the Pledgee any and all Pledged Securities, and any and all certificates or other instruments or documents representing Collateral, and any other instruments referred to in Section 2(b) hereof (i) endorsed to the Pledgee or in blank by an effective endorsement, or (ii) causing the certificate to be registered in the name of the Pledgee, upon original issue or registration of transfer by the issuer thereof.

                  (b) Upon execution and delivery hereof there shall be delivered to the Pledgee a duly executed Consent, Waiver and Recognition Agreement in the form of Exhibit B hereto in respect of each Partnership.

                  (c) With respect to such of the Collateral as constitutes an uncertificated security, (i) the Pledgor agrees to cause the issuer to register the Pledgee as the registered owner thereof, upon original issue or registration of transfer or (ii) the issuer agrees that it will comply with instructions with respect to such uncertificated security originated by the Pledgee without further consent of the registered owner.

                  (d) With respect to such of the Collateral as constitutes a "security entitlement" as defined in Article 8 of the UCC, the Pledgor agrees to cause the securities intermediary to indicate by book entry that such security entitlement has been credited to a securities account of the Pledgee.

            4. Representations and Warranties. The Pledgor represents and warrants to the Pledgee and the Noteholders that:

                  (a) the Pledgor has the corporate power and authority and the legal right to execute and deliver, to perform its obligations under, and to grant the Lien on the Collateral pursuant to, this Pledge Agreement and has taken all necessary action to authorize its execution, delivery and performance of, and grant of the Lien on the Collateral pursuant to, this Pledge Agreement;

                  (b) this Pledge Agreement constitutes a legal, valid and binding obligation of the Pledgor, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally;

                  (c) the execution, delivery and performance of this Pledge Agreement will not violate any provision of any Requirement of Law or any agreement, bond, note or indenture to which the Pledgor is a party or by which it is bound or its assets affected (the "Contractual Obligation") of the Pledgor and will not result in the creation or imposition of any Lien on any of the properties or revenues of the Pledgor pursuant to any Requirement of Law or Contractual Obligation of the Pledgor, except as contemplated hereby;

                  (d) no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any shareholder or creditor of the Pledgor), is required in connection with the execution, delivery, performance, validity or enforceability of this Pledge Agreement;

                  (e) no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Pledgor, threatened by or against the Pledgor or against any of its properties or revenues with respect to this Pledge Agreement or any of the transactions contemplated hereby except as set forth in Schedule 6.8 to the Note Purchase Agreement;

                  (f) the shares of Pledged Stock of the Companies listed on
Schedule I constitute all of the issued and outstanding shares of all classes of the capital stock of such Companies, and (ii) the Pledged Interests listed on
Schedule II hereto constitute all of the partnership interests of such Companies;

                  (g) all of the shares of the Pledged Stock and Pledged Interests of the Companies listed on Schedule I and Schedule II hereto have been duly and validly issued and are fully paid and nonassessable;

                  (h) the Pledgor is the record and beneficial owner of, and has good title to, the Pledged Stock and the Pledged Interests of the Companies listed on Schedule I (if any) and Schedule II hereto, free and clear of any and all Liens or options in favor of, or claims of, any other Person, except the Lien created by this Pledge Agreement;

                  (i) upon delivery to the Pledgee of the stock certificates evidencing the Pledged Stock, the Lien granted pursuant to this Pledge Agreement will constitute a valid first-priority Lien on, and perfected security interest in, the Pledged Stock for the benefit of the Noteholders, enforceable as such against the Pledgor, all creditors of the Pledgor and any Persons purporting to purchase any of the Collateral from the Pledgor; and

                  (j) upon filing Uniform Commercial Code financing statements in the locations set forth on Schedule III hereto, naming the Pledgor as debtor and the Pledgee as secured party, the Pledgee will have a valid perfected first lien and security interest in such Pledged Interests as security for the payment and performance of the Obligations.

      All representation and warranties made under this Pledge Agreement shall be deemed to be made, and shall be true and correct, at and as of the date hereof. All representations and warranties made under this Pledge Agreement shall survive, and not be waived by, the execution hereof by the Pledgee, any investigation or inquiry by the Pledgee or any Noteholder, or the purchase of the Senior Notes pursuant to the Note Purchase Agreement.

            5. Covenants. The Pledgor covenants and agrees with the Pledgee and the Noteholders that, from and after the date of this Pledge Agreement until the Obligations are paid in full:

                  (a) If the Pledgor shall, as a result of its ownership of the Pledged Stock or the Pledged Interests, become entitled to receive or shall receive any stock certificate or certificated partnership interest (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights, whether in addition to, in substitution of, as a conversion of or in exchange for any shares of the Pledged Stock or the Pledged Interests, or otherwise in respect thereof, the Pledgor shall accept the same as the agent for the Pledgee, hold the same in trust for the Pledgee and deliver the same forthwith to the Pledgee in the exact form received, duly indorsed by the Pledgor to the Pledgee, if required, together with an undated stock power covering such certificate duly executed in blank and with, if the Pledgee so requests, signature guaranteed, to be held by the Pledgee hereunder as Collateral.

                  (b) Without the prior written consent of the Pledgee, the Pledgor will not (i) sell, assign, transfer, exchange or otherwise dispose of, or grant any option with respect to, the Collateral, or (ii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Collateral, or any interest therein, except for the Lien provided for by this Pledge Agreement, or (iii) take any action which, in the Pledgee's reasonable judgment, could impair the Collateral or result in a violation of any provision of the Note Purchase Agreement or this Pledge Agreement. The Pledgor will defend the right, title and interest of the Pledgee in and to the Collateral against the claims and demands of all Persons whomsoever.

                  (c) At any time and from time to time, upon the written request of the Pledgee, and at the sole expense of the Pledgor, the Pledgor will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Pledgee may reasonably request for the purposes of obtaining or preserving the full benefits of this Pledge Agreement and of the rights and powers herein granted, including, without limitation, delivering to the Pledgee on the date hereof or at any time hereafter irrevocable proxies in respect of the Pledged Stock in the form of Exhibit C hereto. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall be immediately delivered to the Pledgee, duly endorsed in a manner reasonably satisfactory to the Pledgee, to be held as Collateral pursuant to this Pledge Agreement.

                  (d) The Pledgor agrees to pay, and to save the Pledgee harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Pledge Agreement; provided, however, that the Pledgor shall have no obligation hereunder with respect to liabilities arising from the gross negligence or willful misconduct of the Pledgee.

            6. Dividends or Distributions; Voting Rights. (a) In the event of the occurrence of any Event of Default, the Pledgee shall have the right to require that all cash dividends and distributions payable with respect to any part of the Pledged Stock and cash distributions in respect of the Pledged Interests be paid to the Pledgee to be held by the Pledgee as additional security hereunder until applied to the Obligations.

                  (b) Any or all shares of the Pledged Stock or the Pledged Interests held by the Pledgee may, at the option of the Pledgee or its nominee, be registered in the name of the Pledgee or its nominee. If at any time the Pledged Interests are represented or evidenced by any certificates, the same shall promptly be delivered to the Pledgee in pledge hereunder together with any instruments of transfer requested by the Pledgor. Unless an Event of Default shall have occurred and be continuing, the Pledgor shall be permitted to exercise all voting rights with respect to the Pledged Stock and the Pledged Interests; provided, however, that the Pledgee shall have the right to vote in respect of Pledged Stock and the Pledged Interests in connection with any corporate or partnership action necessary for the voluntary commencement of a proceeding or filing of a petition under the Federal bankruptcy laws or any applicable provincial bankruptcy or insolvency laws commencing a bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to the issuer of such Pledged Stock or the Pledged Interests, or the appointment of a trustee or receiver or assignment for the benefit of creditors, or any similar or related action, or to consent to any of the foregoing and the Pledgor shall not vote in favor of or approve any such action without the prior written consent of the Pledgee.

            7. Rights of the Pledgee Upon an Event of Default. (a) The Pledgee or its nominee may, without notice, and after the occurrence of any Event of Default, exercise all voting and/or other consensual rights and corporate or partnership rights at any meeting of any corporation and/or partnership issuing any of the shares, interests, security entitlements or other investment property included in the Collateral and exercise any and all rights, privileges or options pertaining to any item of Collateral as if it were the absolute owner thereof, including, without limitation, the right to receive dividends or other distributions payable thereon, and the right to exchange, at its discretion, any and all of the Collateral upon the merger, consolidation, reorganization, recapitalization or other readjustment of any corporation or partnership issuing any of such shares or partnership interests or upon the exercise by any such issuer of any right, privilege or option pertaining to any Collateral, and in connection therewith, to deposit and deliver any and all of the Collateral with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine, all without liability except to account for property actually received by it, but the Pledgee shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing.

                  (b) The rights of the Pledgee hereunder shall not be conditioned or contingent upon the pursuit by the Pledgee of any right or remedy against the Pledgor or against any other Person that may be or become liable in respect of all or any part of the Obligations or against any other collateral security therefor, guarantee thereof or right of offset with respect thereto. The Pledgee shall not be liable for any failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so, nor shall the Pledgee be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof.

            8. Remedies. If an Event of Default shall occur and be continuing, the Pledgee may exercise, in addition to all other rights and remedies granted in this Pledge Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, the Pledgee, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Pledgor, the Companies or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over-the-counter market, at any exchange, broker's board or office of the Pledgee or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Pledgee shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Pledgor, which right or equity is hereby waived or released. The Pledgee shall apply any Proceeds from time to time held by it and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Pledgee hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Obligations, in the manner provided in the Intercreditor Agreement, and only after such application and after the payment by the Pledgee of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the Code, need the Pledgee account for the surplus, if any, to the Pledgor. To the extent permitted by applicable law, the Pledgor waives all claims, damages and demands it may acquire against the Pledgee arising out of the exercise by the Pledgee of any of its rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 5 days before such sale or other disposition. The Pledgor further waives and agrees not to assert any rights or privileges which it may acquire under Section 9-112 of the Code.

            9. Private Sales. (a) The Pledgor recognizes that the Pledgee may be unable to effect a public sale of any or all the Pledged Stock or the Pledged Interests, by reason of certain prohibitions contained in the Securities Act of 1933 (the "Securities Act") and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable to the Pledgee than if such sale were a public sale and agrees that such circumstances shall not, in and of themselves, result in a determination that such sale was not made in a commercially reasonable manner. The Pledgee shall be under no obligation to delay a sale of any of the Pledged Stock or the Pledged Interests for the period of time necessary to permit the Companies to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if the Pledgor would agree to do so.

                  (b) Upon the occurrence of an Event of Default and at Pledgee's request, the Pledgor agrees to use the Pledgor's best efforts to cause the Companies to disseminate publicly all information required to be disseminated pursuant to the Securities Exchange Act of 1934, as amended, in the event that the Companies or the Pledgor is required to file reports under such Act, or to otherwise make available such information as to permit the public or private sale of the Collateral in accordance with the terms of this Pledge Agreement. The Pledgor further agrees to use the Pledgor's best efforts to cause the Companies to cooperate with the Pledgee in taking whatever additional action may be required to effect such public or private sale of the Collateral.

                  (c) The Pledgor further agrees to do or cause to be done all such other acts as may be necessary to make any sale or sales of all or any portion of the Pledged Stock or the Pledged Interests pursuant to this paragraph 9 valid and binding and in compliance with any and all other applicable Requirements of Law. The Pledgor further agrees that a breach of the covenant contained in this paragraph 9(c) will cause irreparable injury to the Pledgee, that the Pledgee has no adequate remedy at law in respect of such breach and, as a consequence, that such covenant shall be specifically enforceable against the Pledgor, and the Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenant.

            10. Limitation on Duties Regarding Collateral. The Pledgee's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Pledgee deals with similar securities and property for its own account. Neither the Pledgee nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgor or otherwise.

            11. Powers Coupled with an Interest. All authorizations and agencies herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.

            12. Severability; Paragraph Headings. Any provision of this Pledge Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The paragraph headings used in this Pledge Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

            13. No Waiver; Cumulative Remedies. The Pledgee shall not by any act (except by a written instrument pursuant to paragraph 14 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Pledgee, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Pledgee of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Pledgee would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

            14. Waivers and Amendments; Successors and Assigns; Governing Law. None of the terms or provisions of this Pledge Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Pledgor and the Pledgee. This Pledge Agreement shall be binding upon the successors and assigns of the Pledgor and shall inure to the benefit of the Pledgee and the Noteholders and their respective successors and assigns. THIS PLEDGE AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

            15. Notices. All notices and other communications under this Pledge Agreement shall be in writing and shall be personally delivered, transmitted by telecopy with a confirming copy sent by postage prepaid registered or certified mail, or sent by overnight courier to the parties as follows:

To the Pledgee:         The Chase Manhattan Bank,
                        450 West 33rd Street
                        15th Floor
                        New York, New York 10001
                        Attention: Corporate Trustee Administration Department

      with a copy to:   Teachers Insurance and Annuity Association of America
                        730 Third Avenue
                        New York, New York 10017
                        Attn:. Securities Division, Thompson Team, C. Tackney

                        Midwestern United Life Insurance Company
                        c/o ING Investment Management, Inc.
                        5780 Powers Ferry Road, N.W.
                        Suite 300
                        Atlanta, GA  30327
                        Attention: Andrew Gaffney

                        Security Life of Denver Insurance Company
                        c/o ING Investment Management, Inc.
                        5780 Powers Ferry Road, N.W.
                        Suite 300
                        Atlanta, GA  30327
                        Attention: Andrew Gaffney

                        Equitable Life Insurance Company of Iowa
                        c/o ING Investment Management LLC
                        5780 Powers Ferry Road, N.W.
                        Suite 300
                        Atlanta, GA  30327
                        Attention: Andrew Gaffney

                        USG Annuity & Life Company
                        c/o ING Investment Management LLC
                        5780 Powers Ferry Road, N.W.
                        Suite 300
                        Atlanta, GA  30327
                        Attention: Andrew Gaffney

To the Pledgor:         Kinro, Inc.
                        4381 Green Oaks Boulevard
                        Suite 200
                        Arlington, Texas 76016

      with a copy to:   Drew Industries, Incorporated.
                        200 Mamaroneck Avenue
                        White Plains, New York 10601

All such notices shall be effective upon receipt. Any party may change its address for purposes hereof by notice to the other party.

            16. Irrevocable Authorization and Instruction to Pledgor. The Pledgor hereby authorizes and instructs the Companies to comply with any instruction received by it from the Pledgee in writing that (a) states that an Event of Default has occurred and (b) is otherwise in accordance with the terms of this Pledge Agreement, without any other or further instructions from the Pledgor, and the Pledgor agrees that the Companies shall be fully protected in so complying.

            17. Termination. After the Termination Date (as defined below), this Pledge Agreement shall terminate and the Pledgee, at the request and expense of the Pledgor, will execute and deliver to the Pledgor a proper instrument or instruments acknowledging the termination of this Pledge Agreement as to the Pledgor, and will duly assign, transfer and deliver to the Pledgor (without recourse and without any representation or warranty) such of the Collateral of the Pledgor as may be in the possession of the Pledgee and as has not theretofore been sold or otherwise applied or released pursuant to this Pledge Agreement, together with any moneys at the time held by the Pledgee hereunder. As used in this Pledge Agreement, "Termination Date" shall mean the date upon which no Senior Note remains outstanding and when the Pledgee has been notified in writing by each Noteholder that all Obligations have been indefeasibly paid in full.

            18. Counterparts. This Agreement may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

            19. Payment Free of Taxes, Etc. All payments made by the Pledgor under this Pledge Agreement shall be made by the Pledgor free and clear of and without deduction for any and all present and future taxes, levies, charges, deductions and withholdings. In addition, the Pledgor shall pay upon demand any stamp or other taxes, levies or charges of any jurisdiction with respect to the execution, delivery, registration, performance and enforcement of this Pledge Agreement. Upon request by the Pledgee, the Pledgor shall furnish evidence satisfactory to the Pledgee that all requisite authorizations and approvals by, and notices to and filings with, governmental authorities and regulatory bodies have been obtained and made and that all requisite taxes, levies and charges have been paid.

      IN WITNESS WHEREOF, the Pledgor and the Pledgee have caused this Pledge Agreement to be duly executed and delivered as of the date first above written.

                                   KINRO, INC.


                                   By: ___________________________________
                                       Name:
                                       Title:



                                       THE CHASE MANHATTAN BANK,
                                       as Trustee


                                       By: ___________________________________
                                           Name:
                                           Title:

                                                                       EXHIBIT A

                       FORM OF ACKNOWLEDGEMENT AND CONSENT

      Reference is made to that certain Pledge Agreement, dated as of January 28, 1998, made by KINRO, INC., an Ohio corporation, in favor of The Chase Manhattan Bank,, as trustee for the benefit of the Noteholders (in such capacity, the "Pledgee"). Each capitalized term used herein shall have the meaning prescribed therein.

      [Name of Company], one of the Companies referred to in the foregoing Pledge Agreement (the "Pledge Agreement"), hereby acknowledges receipt of a copy of such Pledge Agreement and agrees to be bound thereby and to comply with the terms thereof insofar as such terms are applicable to it. [Name of Company] agrees to notify the Pledgee promptly in writing of the occurrence of any of the events described in paragraphs 5(a) of the Pledge Agreement. [Name of Company] further agrees that the terms of paragraph 9(b) of the Pledge Agreement shall apply to it, mutatis mutandis, with respect to all actions that may be required of it under or pursuant to or arising out of paragraph 9 of the Pledge Agreement.


                                    [NAME OF COMPANY]


                                    By:__________________________________
                                    Name:
                                    Title:

                                                                       EXHIBIT B


                              Intentionally Omitted

                                                                       EXHIBIT C


                                IRREVOCABLE PROXY


      KNOWN ALL MEN BY THERE PRESENTS that, the undersigned does hereby make, constitute and appoint THE CHASE MANHATTAN BANK, as trustee (the "Trustee") for the benefit of the Noteholders (as hereinafter defined), and each of the Trustee's officers and employees, its true and lawful attorneys, for it and in its name, place and stead, to act as its proxy in respect of all of the shares of capital of ________________, a ______________ corporation (hereinafter referred to as the "Corporation"), which it now or hereafter may own or hold, including, without limitation, the right, on his behalf, to demand the call by any proper officer of the Corporation pursuant to the provisions of its Certificate of Incorporation or By-Laws and as permitted by law of a meeting of its shareholders and at any such meeting of shareholders, annual, general or special, to vote for the transaction of any and all business that may come before such meeting, or at any adjournment thereof, including, without limitation, the right to vote for the sale of all or any part of the assets of the Corporation and/or the liquidation and dissolution of the Corporation; giving and granting to its said attorneys full power and authority to do and perform each and every act and thing whether necessary or desirable to be done in and about the premises, as fully as it might or could do if personally present with full power of substitution, appointment and revocation, hereby ratifying and confirming all that its said attorneys shall do or cause to be done by virtue hereof.

      This Proxy is given to the Trustee and to its officers and employees in consideration of the acquisition of the Senior Notes (as defined in the Pledge Agreement) by Teachers Insurance and Annuity Association of America, Midwestern United Life Insurance Company, Security Life of Denver Insurance Company, Equitable Life Insurance Company of Iowa and USG Annuity and Life Company (collectively, the "Noteholders"), and in order to carry out the covenant of the undersigned contained in a certain Pledge Agreement of even date herewith by and between the undersigned and the Trustee, for the ratable benefit of the Noteholders (as amended, modified and supplemented the "Pledge Agreement"), and this Proxy shall not be revocable or revoked by the undersigned, shall be binding upon its successors and assigns until the payment in full of all of the Obligations (as such term is defined in the aforesaid Pledge Agreement and may be exercised only after an Event of Default under the Note Purchase Agreement (as such terms are defined in the aforesaid Pledge Agreement).

      IN WITNESS WHEREOF, the undersigned has executed this Irrevocable Proxy this 28th day of January, 1998.


                                       KINRO, INC.


                                       By: ___________________________________
                                           Name:
                                           Title:

                                   SCHEDULE I
                                       TO
                                PLEDGE AGREEMENT
                          DATED AS OF JANUARY 28, 1998

                          DESCRIPTION OF PLEDGED STOCK


Issuer                           No. of Shares               Percentage
------                           -------------               ----------

Kinro Manufacturing, Inc.              10                       100%

Kinro Holding, Inc.                    10                       100%

                                   SCHEDULE II
                                       TO
                                PLEDGE AGREEMENT
                          DATED AS OF JANUARY 28, 1998

                              PARTNERSHIP INTERESTS

            (a) All of the present and future right, title and interest as a partner in any partnership (including the partnership listed in Annex 1 hereto, if any) and any successor(s) thereto or assignee(s) thereof (each, a "Partnership"), of the Pledgor and the rights, interest and benefits in respect thereof of the Pledgor arising under the agreements, documents and/or certificates (including, without limitation, any publicly filed documents) constituting or governing each such Partnership (the "Partnership Documents"), and all other benefits pertaining thereto and any and all general intangibles and accounts now owned or hereafter arising or acquired relating to the Pledgor's interest in any Partnership and/or any of the foregoing rights, interest or benefits; including, without limitation, (i) all distributions by, and any other payments from each Partnership, and all present and future rights to receive any distributions or other payments from each Partnership, whether the same constitute distributions of capital, surplus or profits, or derive from any other source including, without limitation, any such distribution or payment derived from, representing, based upon, measured by, or otherwise in respect of,
(x) the operating revenues of any Partnership, or (y) any sale, assignment, transfer or other disposition (or transaction having comparable effect) of any assets of any Partnership, any mortgaging, encumbering or other financing or refinancing of any assets of any Partnership, any insurance proceeds or condemnation awards in respect of any assets of any Partnership, any merger, consolidation or recapitalization of any Partnership, any redemption or liquidation of the interest of the Pledgor in any Partnership, or any contribution of any property to any Partnership by any partner therein; and (ii) without limiting clause (i), any other payments or distributions, and any rights to receive the same, from any Partnership, from any partner or partners therein, or from any other party, in respect of (A) any sale, assignment, transfer, encumbrance or other disposition (or transaction having comparable effect) of any partner's interest in any Partnership or any rights in respect thereof, and
(B) any payments of principal, interest or of any other character in respect of any debt owed by any Partnership or any partner therein to the Pledgor (all of which property and rights referred to in one or more of clauses (i) or (ii) are referred to collectively as the "Pledged Interests"); and

            (b) the proceeds, products, rents, issues and profits of the Pledged Interests.

                                                          Annex 1 to Schedule II
                                                                              to
                                                                Pledge Agreement


Partnerships

                                  SCHEDULE III
                                       TO
                                PLEDGE AGREEMENT
                          DATED AS OF JANUARY 28, 1998

                           LOCATIONS FOR FILING UCC-1S

                                                                  EXECUTION COPY

                                PLEDGE AGREEMENT

      This PLEDGE AGREEMENT is made as of January 28, 1998 by KINRO HOLDING, INC., a New York corporation, as pledgor (the "Pledgor") and THE CHASE MANHATTAN BANK, as trustee (the "Pledgee"), for the benefit of the Noteholders (as hereinafter defined).

                              W I T N E S S E T H :

      WHEREAS:

            A. Pursuant to a Note Purchase Agreement, dated as of the date hereof (as amended, modified and supplemented from time to time, the "Note Purchase Agreement"), among Kinro, Inc., Lippert Components, Inc. and Shoals Supply, Inc. (individually, a "Co-Issuer" and collectively, the "Co-Issuers"), Teachers Insurance and Annuity Association of America, Midwestern United Life Insurance Company, Security Life of Denver Insurance Company, Equitable Life Insurance Company of Iowa and USG Annuity & Life Company (collectively, together with each future holder of Senior Notes, the "Noteholders"), the Noteholders have agreed to purchase the 6.95% senior notes due January 28, 2005 issued by the Co-Issuers (the "Senior Notes"), upon the terms and subject to the conditions set forth therein; and

            B. The Noteholders' obligation to purchase the Senior Notes pursuant to the Note Purchase Agreement is subject, among other conditions, to receipt by the Noteholders of this Pledge Agreement duly executed by the Pledgor;

            NOW, THEREFORE, in consideration of the premises contained herein, and to induce the Noteholders to purchase the Senior Notes from the Co-Issuers pursuant to the Note Purchase Agreement, the Pledgor hereby agrees with the Pledgee, for the benefit of the Noteholders, as follows:

            1. Defined Terms. Unless otherwise defined herein, terms which are defined in the Note Purchase Agreement and used herein are so used as so defined, and the following terms shall have the following meanings:

            "Code" means the Uniform Commercial Code from time to time in effect in the State of New York.

            "Co-Issuer(s)" has the meaning ascribed to such term in paragraph A of the WHEREAS clauses.

            "Collateral" has the meaning ascribed to such term in Section 2 hereof.

            "Companies" means all Subsidiaries of the Pledgor whether now owned by the Pledgor or hereinafter acquired and whether now existing or hereinafter coming into existence.

            "Contractual Obligations" has the meaning ascribed to such term in
      Section 4(c) hereof.

            "Event of Default" means an Event of Default as defined in the Note Purchase Agreement.

            "Intercreditor Agreement" means the Intercreditor Agreement dated as of the date hereof, among the Pledgee, the Noteholders and The Chase Manhattan Bank, as Collateral Agent (as defined in the Revolving Credit Agreement), as Administrative Agent (as defined in the Revolving Credit Agreement) and as Trustee.

            "Noteholders" has the meaning ascribed to such term in paragraph A of the WHEREAS clauses.

            "Note Purchase Agreement" has the meaning ascribed to such term in paragraph A of the WHEREAS clauses.

            "Obligations" means and includes all loans, advances, debts, liabilities, costs and obligations howsoever arising, owed by Pledgor and the Co-Issuers to the Noteholders of every kind and description (whether or not evidenced by any note or instrument and whether or not for the payment of money), direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising pursuant to the terms of the Note Purchase Agreement, the Senior Notes, the Other Agreements or any of the Transaction Documents to which it is a party, including all interest, fees, charges, expenses, attorneys' fees and accountants' fees, chargeable to and payable by the Pledgor or the Co-Issuers hereunder and thereunder.

            "Partnership" has the meaning ascribed to such term in Schedule II hereto.

            "Partnership Documents" has the meaning ascribed to such term in
      Schedule II hereto.

            "Pledge Agreement" means this Pledge Agreement, as amended, supplemented or otherwise modified from time to time.

            "Pledged Interests" has the meaning ascribed to such term in Section 2(a) hereof.

            "Pledged Securities" has the meaning ascribed to such term in
      Section 2(b) hereof.

            "Pledged Stock" has the meaning ascribed to such term in Section 2(a) hereof.

            "Proceeds" means all "proceeds" as such term is defined in Section 9-306(1) of the Code and, in any event, shall include, without limitation, all dividends, distributions or other income from the Pledged Stock and the Pledged Interests, collections thereon or distributions made with respect thereto or other payments or property, securities, securities entitlements, investment property or instruments in respect of the Pledged Stock and the Pledged Interests.

            "Requirement of Law" for any Person means the articles of incorporation and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation, or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

            "Revolving Credit Agreement" means the Revolving Credit Agreement dated as of January 28, 1998 by and between The Chase Manhattan Bank, as administrative agent and as collateral agent and the lenders signatory thereto.

            "Securities Act" has the meaning ascribed to such term in Section 9(a) hereof.

            "Senior Notes" has the meaning ascribed to such term in paragraph A of the WHEREAS clauses.

            "Termination Date" has the meaning ascribed to such term in Section 17 hereof.

            2. Pledge; Grant of Security Interest. (a) As security for the payment and performance in full of the Obligations, the Pledgor hereby transfers, grants, bargains, sells, conveys, hypothecates, pledges, sets over and delivers unto the Pledgee, and grants to the Pledgee for the ratable benefit of the Noteholders, a first priority security interest in (i) the shares of capital stock listed on Schedule I (if any) and any shares of stock of any Company obtained in the future by the Pledgor and the certificates representing all such shares (the "Pledged Stock"), (ii) all of the Pledgor's partnership interests and related rights described in Schedule II and any partnership interests or other equity interests in any Company obtained in the future by the Pledgor (the "Pledged Interests"), (iii) all other property (including any security entitlements) that may be delivered to and held by the Pledgee pursuant to the terms hereof, (iv) subject to Section 6 hereof, all payments of dividends and distributions, including, without limitation, all cash, instruments, securities, security entitlements, investment property and other property, from time to time received, receivable or otherwise paid or distributed, in respect of, or in exchange for or upon the conversion of the securities and other property referred to in clauses (i), (ii) or (iii) above, (v) subject to Section 6 hereof, all rights and privileges of the Pledgor with respect to the securities (including any security entitlements) and other property referred to in clauses (i), (ii), (iii) and (iv) above, (vi) any and all custodial accounts, securities accounts or other safekeeping accounts in which any of the foregoing property (and any property described in the following clause (vii)) may be deposited or held in, and any security entitlements or other rights relating thereto, and (vii) all proceeds of any of the foregoing (the items referred to in clauses (i) through (vii) above being collectively referred to as the "Collateral"). The Pledgee acknowledges that the security interest in the collateral granted herein ranks equally and pari passu with the security interest in favor of the Collateral Agent (as defined in the Revolving Credit Agreement) pursuant to the Pledge Agreement (as defined in the Revolving Credit Agreement) and the rights of the Trustee and the Collateral Agent with respect to the Collateral shall be subject to the terms and conditions of the Intercreditor Agreement.

            (b) Upon delivery to the Pledgee, any stock certificates, notes or other securities now or hereafter included in the Collateral (the "Pledged Securities") shall be accompanied by undated stock powers duly executed in blank or other instruments of transfer satisfactory to the Pledgee, a duly executed acknowledgment and consent in the form of Exhibit A hereto from each of the Companies listed on Schedule I hereto and by such other instruments and documents as the Pledgee may request. Without limiting this Section 2(b), (i) all other property comprising part of the Collateral shall be accompanied by proper instruments of assignment duly executed by the Pledgor and such other instruments or documents as the Pledgee may request, and (ii) upon the grant of a security interest in partnership interests or other equity interests in any Person now or hereafter included in the Collateral, there shall be executed and delivered to the Pledgee such instruments of consent, waiver and recognition, from the issuer and other equity holders thereof (having provisions comparable to the Consent, Waiver and Recognition Agreement in the form of Exhibit B hereto) and such other instruments and documents (including Uniform Commercial Code financing statements duly executed in proper form for filing in such offices as the Pledgee shall require) as the Pledgee may request. Each delivery of Pledged Securities and each such grant of a security interest shall be accompanied by a schedule describing the securities, security entitlements, investment property and equity interests theretofore and then being pledged hereunder, which schedule shall be attached hereto as Schedule I or Schedule II, as applicable, and made a part hereof (provided that the failure to deliver any such schedule shall not impair the security interest hereunder of the Pledgee in any Pledged Securities or Pledged Interests). Each schedule so delivered (except to the extent in error) shall supercede any prior schedules so delivered.

            3. Deliveries. (a) The Pledgor agrees promptly to deliver or cause to be delivered to the Pledgee any and all Pledged Securities, and any and all certificates or other instruments or documents representing Collateral, and any other instruments referred to in Section 2(b) hereof (i) endorsed to the Pledgee or in blank by an effective endorsement, or (ii) causing the certificate to be registered in the name of the Pledgee, upon original issue or registration of transfer by the issuer thereof.

                  (b) Upon execution and delivery hereof there shall be delivered to the Pledgee a duly executed Consent, Waiver and Recognition Agreement in the form of Exhibit B hereto in respect of each Partnership.

                  (c) With respect to such of the Collateral as constitutes an uncertificated security, (i) the Pledgor agrees to cause the issuer to register the Pledgee as the registered owner thereof, upon original issue or registration of transfer or (ii) the issuer agrees that it will comply with instructions with respect to such uncertificated security originated by the Pledgee without further consent of the registered owner.

                  (d) With respect to such of the Collateral as constitutes a "security entitlement" as defined in Article 8 of the UCC, the Pledgor agrees to cause the securities intermediary to indicate by book entry that such security entitlement has been credited to a securities account of the Pledgee.

            4. Representations and Warranties. The Pledgor represents and warrants to the Pledgee and the Noteholders that:

                  (a) the Pledgor has the corporate power and authority and the legal right to execute and deliver, to perform its obligations under, and to grant the Lien on the Collateral pursuant to, this Pledge Agreement and has taken all necessary action to authorize its execution, delivery and performance of, and grant of the Lien on the Collateral pursuant to, this Pledge Agreement;

                  (b) this Pledge Agreement constitutes a legal, valid and binding obligation of the Pledgor, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally;

                  (c) the execution, delivery and performance of this Pledge Agreement will not violate any provision of any Requirement of Law or any agreement, bond, note or indenture to which the Pledgor is a party or by which it is bound or its assets affected (the "Contractual Obligation") of the Pledgor and will not result in the creation or imposition of any Lien on any of the properties or revenues of the Pledgor pursuant to any Requirement of Law or Contractual Obligation of the Pledgor, except as contemplated hereby;

                  (d) no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any shareholder or creditor of the Pledgor), is required in connection with the execution, delivery, performance, validity or enforceability of this Pledge Agreement;

                  (e) no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Pledgor, threatened by or against the Pledgor or against any of its properties or revenues with respect to this Pledge Agreement or any of the transactions contemplated hereby;

                  (f) the shares of Pledged Stock of the Companies listed on
Schedule I constitute all of the issued and outstanding shares of all classes of the capital stock of such Companies, and (ii) the Pledged Interests listed on
Schedule II hereto constitute all of the partnership interests of such Companies except as set forth on Schedule 6.8 to the Note Purchase Agreement;

                  (g) all of the shares of the Pledged Stock and Pledged Interests of the Companies listed on Schedule I and Schedule II hereto have been duly and validly issued and are fully paid and nonassessable;

                  (h) the Pledgor is the record and beneficial owner of, and has good title to, the Pledged Stock and the Pledged Interests of the Companies listed on Schedule I (if any) and Schedule II hereto, free and clear of any and all Liens or options in favor of, or claims of, any other Person, except the Lien created by this Pledge Agreement;

                  (i) upon delivery to the Pledgee of the stock certificates evidencing the Pledged Stock, the Lien granted pursuant to this Pledge Agreement will constitute a valid first-priority Lien on, and perfected security interest in, the Pledged Stock for the benefit of the Noteholders, enforceable as such against the Pledgor, all creditors of the Pledgor and any Persons purporting to purchase any of the Collateral from the Pledgor; and

                  (j) upon filing Uniform Commercial Code financing statements in the locations set forth on Schedule III hereto, naming the Pledgor as debtor and the Pledgee as secured party, the Pledgee will have a valid perfected first lien and security interest in such Pledged Interests as security for the payment and performance of the Obligations.

      All representation and warranties made under this Pledge Agreement shall be deemed to be made, and shall be true and correct, at and as of the date hereof. All representations and warranties made under this Pledge Agreement shall survive, and not be waived by, the execution hereof by the Pledgee, any investigation or inquiry by the Pledgee or any Noteholder, or the purchase of the Senior Notes pursuant to the Note Purchase Agreement.

            5. Covenants. The Pledgor covenants and agrees with the Pledgee and the Noteholders that, from and after the date of this Pledge Agreement until the Obligations are paid in full:

                  (a) If the Pledgor shall, as a result of its ownership of the Pledged Stock or the Pledged Interests, become entitled to receive or shall receive any stock certificate or certificated partnership interest (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights, whether in addition to, in substitution of, as a conversion of or in exchange for any shares of the Pledged Stock or the Pledged Interests, or otherwise in respect thereof, the Pledgor shall accept the same as the agent for the Pledgee, hold the same in trust for the Pledgee and deliver the same forthwith to the Pledgee in the exact form received, duly indorsed by the Pledgor to the Pledgee, if required, together with an undated stock power covering such certificate duly executed in blank and with, if the Pledgee so requests, signature guaranteed, to be held by the Pledgee hereunder as Collateral.

                  (b) Without the prior written consent of the Pledgee, the Pledgor will not (i) sell, assign, transfer, exchange or otherwise dispose of, or grant any option with respect to, the Collateral, or (ii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Collateral, or any interest therein, except for the Lien provided for by this Pledge Agreement, or (iii) take any action which, in the Pledgee's reasonable judgment, could impair the Collateral or result in a violation of any provision of the Note Purchase Agreement or this Pledge Agreement. The Pledgor will defend the right, title and interest of the Pledgee in and to the Collateral against the claims and demands of all Persons whomsoever.

                  (c) At any time and from time to time, upon the written request of the Pledgee, and at the sole expense of the Pledgor, the Pledgor will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Pledgee may reasonably request for the purposes of obtaining or preserving the full benefits of this Pledge Agreement and of the rights and powers herein granted, including, without limitation, delivering to the Pledgee on the date hereof or at any time hereafter irrevocable proxies in respect of the Pledged Stock in the form of Exhibit C hereto. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall be immediately delivered to the Pledgee, duly endorsed in a manner reasonably satisfactory to the Pledgee, to be held as Collateral pursuant to this Pledge Agreement.

                  (d) The Pledgor agrees to pay, and to save the Pledgee harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Pledge Agreement; provided, however, that the Pledgor shall have no obligation hereunder with respect to liabilities arising from the gross negligence or willful misconduct of the Pledgee.

            6. Dividends or Distributions; Voting Rights. (a) In the event of the occurrence of any Event of Default, the Pledgee shall have the right to require that all cash dividends and distributions payable with respect to any part of the Pledged Stock and cash distributions in respect of the Pledged Interests be paid to the Pledgee to be held by the Pledgee as additional security hereunder until applied to the Obligations.

                  (b) Any or all shares of the Pledged Stock or the Pledged Interests held by the Pledgee may, at the option of the Pledgee or its nominee, be registered in the name of the Pledgee or its nominee. If at any time the Pledged Interests are represented or evidenced by any certificates, the same shall promptly be delivered to the Pledgee in pledge hereunder together with any instruments of transfer requested by the Pledgor. Unless an Event of Default shall have occurred and be continuing, the Pledgor shall be permitted to exercise all voting rights with respect to the Pledged Stock and the Pledged Interests; provided, however, that the Pledgee shall have the right to vote in respect of Pledged Stock and the Pledged Interests in connection with any corporate or partnership action necessary for the voluntary commencement of a proceeding or filing of a petition under the Federal bankruptcy laws or any applicable provincial bankruptcy or insolvency laws commencing a bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to the issuer of such Pledged Stock or the Pledged Interests, or the appointment of a trustee or receiver or assignment for the benefit of creditors, or any similar or related action, or to consent to any of the foregoing and the Pledgor shall not vote in favor of or approve any such action without the prior written consent of the Pledgee.

            7. Rights of the Pledgee Upon an Event of Default. (a) The Pledgee or its nominee may, without notice, and after the occurrence of any Event of Default, exercise all voting and/or other consensual rights and corporate or partnership rights at any meeting of any corporation and/or partnership issuing any of the shares, interests, security entitlements or other investment property included in the Collateral and exercise any and all rights, privileges or options pertaining to any item of Collateral as if it were the absolute owner thereof, including, without limitation, the right to receive dividends or other distributions payable thereon, and the right to exchange, at its discretion, any and all of the Collateral upon the merger, consolidation, reorganization, recapitalization or other readjustment of any corporation or partnership issuing any of such shares or partnership interests or upon the exercise by any such issuer of any right, privilege or option pertaining to any Collateral, and in connection therewith, to deposit and deliver any and all of the Collateral with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine, all without liability except to account for property actually received by it, but the Pledgee shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing.

                  (b) The rights of the Pledgee hereunder shall not be conditioned or contingent upon the pursuit by the Pledgee of any right or remedy against the Pledgor or against any other Person that may be or become liable in respect of all or any part of the Obligations or against any other collateral security therefor, guarantee thereof or right of offset with respect thereto. The Pledgee shall not be liable for any failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so, nor shall the Pledgee be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof.

            8. Remedies. If an Event of Default shall occur and be continuing, the Pledgee may exercise, in addition to all other rights and remedies granted in this Pledge Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, the Pledgee, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Pledgor, the Companies or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over-the-counter market, at any exchange, broker's board or office of the Pledgee or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Pledgee shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Pledgor, which right or equity is hereby waived or released. The Pledgee shall apply any Proceeds from time to time held by it and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Pledgee hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Obligations, in the manner provided in the Intercreditor Agreement, and only after such application and after the payment by the Pledgee of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the Code, need the Pledgee account for the surplus, if any, to the Pledgor. To the extent permitted by applicable law, the Pledgor waives all claims, damages and demands it may acquire against the Pledgee arising out of the exercise by the Pledgee of any of its rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 5 days before such sale or other disposition. The Pledgor further waives and agrees not to assert any rights or privileges which it may acquire under Section 9-112 of the Code.

            9. Private Sales. (a) The Pledgor recognizes that the Pledgee may be unable to effect a public sale of any or all the Pledged Stock or the Pledged Interests, by reason of certain prohibitions contained in the Securities Act of 1933 (the "Securities Act") and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable to the Pledgee than if such sale were a public sale and agrees that such circumstances shall not, in and of themselves, result in a determination that such sale was not made in a commercially reasonable manner. The Pledgee shall be under no obligation to delay a sale of any of the Pledged Stock or the Pledged Interests for the period of time necessary to permit the Companies to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if the Pledgor would agree to do so. (b) Upon the occurrence of an Event of Default and at Pledgee's request, the Pledgor agrees to use the Pledgor's best efforts to cause the Companies to disseminate publicly all information required to be disseminated pursuant to the Securities Exchange Act of 1934, as amended, in the event that the Companies or the Pledgor is required to file reports under such Act, or to otherwise make available such information as to permit the public or private sale of the Collateral in accordance with the terms of this Pledge Agreement. The Pledgor further agrees to use the Pledgor's best efforts to cause the Companies to cooperate with the Pledgee in taking whatever additional action may be required to effect such public or private sale of the Collateral.

                  (c) The Pledgor further agrees to do or cause to be done all such other acts as may be necessary to make any sale or sales of all or any portion of the Pledged Stock or the Pledged Interests pursuant to this paragraph 9 valid and binding and in compliance with any and all other applicable Requirements of Law. The Pledgor further agrees that a breach of the covenant contained in this paragraph 9(c) will cause irreparable injury to the Pledgee, that the Pledgee has no adequate remedy at law in respect of such breach and, as a consequence, that such covenant shall be specifically enforceable against the Pledgor, and the Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenant.

            10. Limitation on Duties Regarding Collateral. The Pledgee's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Pledgee deals with similar securities and property for its own account. Neither the Pledgee nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgor or otherwise.

            11. Powers Coupled with an Interest. All authorizations and agencies herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.

            12. Severability; Paragraph Headings. Any provision of this Pledge Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The paragraph headings used in this Pledge Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

            13. No Waiver; Cumulative Remedies. The Pledgee shall not by any act (except by a written instrument pursuant to paragraph 14 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Pledgee, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Pledgee of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Pledgee would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

            14. Waivers and Amendments; Successors and Assigns; Governing Law. None of the terms or provisions of this Pledge Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Pledgor and the Pledgee. This Pledge Agreement shall be binding upon the successors and assigns of the Pledgor and shall inure to the benefit of the Pledgee and the Noteholders and their respective successors and assigns. THIS PLEDGE AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

            15. Notices. All notices and other communications under this Pledge Agreement shall be in writing and shall be personally delivered, transmitted by telecopy with a confirming copy sent by postage prepaid registered or certified mail, or sent by overnight courier to the parties as follows:

To the Pledgee:         The Chase Manhattan Bank,
                        950 West 33rd Street
                        15th Floor
                        New York, New York 10001
                        Attention: Corporate Trustee Administration Department

      with a copy to:   Teachers Insurance and Annuity Association of America
                        730 Third Avenue
                        New York, New York 10017
                        Attn:. Securities Division, Thompson Team, C. Tackney

                        Midwestern United Life Insurance Company
                        c/o ING Investment Management, Inc.
                        5780 Powers Ferry Road, N.W.
                        Suite 300
                        Atlanta, GA  30327
                        Attention: Andrew Gaffney

                        Security Life of Denver Insurance Company
                        c/o ING Investment Management, Inc.
                        5780 Powers Ferry Road, N.W.
                        Suite 300
                        Atlanta, GA  30327
                        Attention: Andrew Gaffney

                        Equitable Life Insurance Company of Iowa
                        c/o ING Investment Management LLC
                        5780 Powers Ferry Road, N.W.
                        Suite 300
                        Atlanta, GA  30327
                        Attention: Andrew Gaffney

                        USG Annuity & Life Company
                        c/o ING Investment Management, LLC
                        5780 Powers Ferry Road, N.W.
                        Suite 300
                        Atlanta, GA  30327
                        Attention: Andrew Gaffney

To the Pledgor:         Kinro Holding, Inc.
                        c/o Drew Industries, Inc.
                        200 Mamaroneck Avenue
                        White Plains, New York 10601

All such notices shall be effective upon receipt. Any party may change its address for purposes hereof by notice to the other party.

            16. Irrevocable Authorization and Instruction to Pledgor. The Pledgor hereby authorizes and instructs the Companies to comply with any instruction received by it from the Pledgee in writing that (a) states that an Event of Default has occurred and (b) is otherwise in accordance with the terms of this Pledge Agreement, without any other or further instructions from the Pledgor, and the Pledgor agrees that the Companies shall be fully protected in so complying.

            17. Termination. After the Termination Date (as defined below), this Pledge Agreement shall terminate and the Pledgee, at the request and expense of the Pledgor, will execute and deliver to the Pledgor a proper instrument or instruments acknowledging the termination of this Pledge Agreement as to the Pledgor, and will duly assign, transfer and deliver to the Pledgor (without recourse and without any representation or warranty) such of the Collateral of the Pledgor as may be in the possession of the Pledgee and as has not theretofore been sold or otherwise applied or released pursuant to this Pledge Agreement, together with any moneys at the time held by the Pledgee hereunder. As used in this Pledge Agreement, "Termination Date" shall mean the date upon which no Senior Note remains outstanding and when the Pledgee has been notified in writing by each Noteholder that all Obligations have been indefeasibly paid in full.

            18. Counterparts. This Agreement may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

            19. Payment Free of Taxes, Etc. All payments made by the Pledgor under this Pledge Agreement shall be made by the Pledgor free and clear of and without deduction for any and all present and future taxes, levies, charges, deductions and withholdings. In addition, the Pledgor shall pay upon demand any stamp or other taxes, levies or charges of any jurisdiction with respect to the execution, delivery, registration, performance and enforcement of this Pledge Agreement. Upon request by the Pledgee, the Pledgor shall furnish evidence satisfactory to the Pledgee that all requisite authorizations and approvals by, and notices to and filings with, governmental authorities and regulatory bodies have been obtained and made and that all requisite taxes, levies and charges have been paid.

      IN WITNESS WHEREOF, the Pledgor and the Pledgee have caused this Pledge Agreement to be duly executed and delivered as of the date first above written.

                                    KINRO HOLDING, INC.


                                    By: ___________________________________
                                    Name:
                                    Title:


                                    THE CHASE MANHATTAN BANK,
                                    as Trustee


                                    By:____________________________________
                                    Name:
                                    Title:

                                                                       EXHIBIT A

                       FORM OF ACKNOWLEDGEMENT AND CONSENT

      Reference is made to that certain Pledge Agreement, dated as of January 28, 1998, made by KINRO HOLDING, INC., a New York corporation, in favor of The Chase Manhattan Bank,, as trustee for the benefit of the Noteholders (in such capacity, the "Pledgee"). Each capitalized term used herein shall have the meaning prescribed therein.

      [Name of Company], one of the Companies referred to in the foregoing Pledge Agreement (the "Pledge Agreement"), hereby acknowledges receipt of a copy of such Pledge Agreement and agrees to be bound thereby and to comply with the terms thereof insofar as such terms are applicable to it. [Name of Company] agrees to notify the Pledgee promptly in writing of the occurrence of any of the events described in paragraphs 5(a) of the Pledge Agreement. [Name of Company] further agrees that the terms of paragraph 9(b) of the Pledge Agreement shall apply to it, mutatis mutandis, with respect to all actions that may be required of it under or pursuant to or arising out of paragraph 9 of the Pledge Agreement.

                                    [NAME OF COMPANY]


                                    By:__________________________________
                                    Name:
                                    Title:

                                                                       EXHIBIT B

                    CONSENT, WAIVER AND RECOGNITION AGREEMENT

            CONSENT, WAIVER AND RECOGNITION AGREEMENT (as it may be amended or modified hereafter, this "Agreement") dated as of January 28, 1998, by and among KINRO MANUFACTURING, INC., a Delaware corporation (the "General Partner"), KINRO HOLDING, INC., a New York corporation (the "Limited Partner"; together with the General Partner, the "Partners"), KINRO TEXAS LIMITED PARTNERSHIP, a Texas limited partnership, and KINRO TENNESSEE LIMITED PARTNERSHIP, a Tennessee limited partnership (the "Partnerships"; together with the General Partner and the Limited Partner, the "Partnership Parties") in favor of THE CHASE MANHATTAN BANK, a New York banking corporation as trustee (the "Trustee") for the benefit of the Noteholders (as hereinafter defined).

            Reference is hereby made to the Note Purchase Agreement, dated as of January 28, 1998 (as amended, supplemented or modified from time to time, the "Note Purchase Agreement") among Kinro, Inc., Shoals Supply, Inc. and Lippert Components, Inc. as Co-Issuers (the "Co-Issuers"), and Teachers Insurance and Annuity Association of America, Midwestern United Life Insurance Company, Security Life of Denver Insurance Company, Equitable Life Insurance Company of Iowa and USG Annuity & Life Company (together with each future holder of Senior Notes the "Noteholders"). Terms used herein as defined terms and not otherwise defined herein shall have the meanings given thereto in the Note Purchase Agreement.

            The Noteholders have agreed to purchase from the Co-Issuers the Senior Notes upon the terms and subject to the conditions specified in the Note Purchase Agreement. The obligations of the Noteholders to purchase the Senior Notes are conditioned on, among other things, the execution and delivery of this Agreement.

            WHEREAS, the General Partner is the sole general partner of each Partnership; and

            WHEREAS, the Limited Partner is the sole limited partner of each Partnership;

            NOW, THEREFORE, in consideration of the premises and the agreements herein, and for other and good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Partnership Parties hereby agree in favor of the Co-Issuers as follows:

            1. The General Partner and each Partnership each hereby consents to and approves the execution, delivery and performance by the Limited Partner of the Pledge Agreement made by the Limited Partner in favor of the Trustee for the ratable benefit of the Noteholders (as amended, supplemented or modified from time to time the "Pledge Agreement"), pursuant to which the Limited Partner has granted, assigned and pledged to the Trustee for the ratable benefit of the Noteholders, a security interest in all of its right, title and interest in each Partnership and related rights under the governing and constituent documents of each

Partnership, including all distributions, and all proceeds of the foregoing, all as collateral security for the Obligations (as more particularly described in the Pledge Agreement, the "Collateral").

            2. Notwithstanding anything to the contrary contained in the respective Agreement of Limited Partnership of each Partnership, or in any other governing and/or constituent documents of either Partnership (collectively and individually, as amended or otherwise modified from time to time, its respective "Partnership Documents"), each of the Partnership Parties hereby unconditionally and irrevocably agrees that (i) all conditions to the effectiveness of the Transfer (as such term is defined in the Agreement of Limited Partnership of each Partnership as in effect on the date hereof) constituted by the grant, assignment and pledge to the Trustee described in the preceding paragraph are hereby deemed to have been satisfied, and such Transfer (as so defined) is fully recognized, and (ii) upon written notice to the Partnerships from the Trustee that an Event of Default has occurred and is continuing, the Noteholders may sell or otherwise dispose of, or succeed to or otherwise retain, any and all of the respective right, title and interest of the Limited Partner in the Partnerships free of any restrictions on transfer imposed by any provision of any Partnership Agreement and the Noteholders and/or their transferees may at their election be admitted as limited partners of such Partnerships. Each Partner waives the application of any contrary provision of any Partnership Documents in connection with (i) the grant, assignment and pledge under the Pledge Agreement and (ii) the subsequent enforcement of the remedies (including disposition of the Collateral) of the Trustee and the Noteholders under the Pledge Agreement after an Event of Default.

            3. Each Partner hereby irrevocably directs each Partnership to make payment to the Trustee to the extent provided in any written notice from the Trustee, and agrees that the Partnerships shall have no liability to the Limited Partner for honoring any written notice from the Trustee as to any such distributions or payments, regardless of whether it may be subsequently established that the Trustee was not entitled to give such notice. Until any such written notice from the Trustee, each Partnership may, to the extent permitted by the Note Purchase Agreement, continue to remit to the Limited Partner all distributions on account of the Collateral. The General Partner agrees that at any time during which distributions are to be made to the Trustee or its assignee as provided above, the Partnership shall not unreasonably withhold or delay distributions or maintain unreasonable reserves.

            4. Each Partnership Party (i) acknowledges and agrees that neither the Trustee nor any Noteholder shall as a consequence of any term or provision of this Agreement or of the Pledge Agreement assume, or be deemed to have assumed, any obligation or liability of any Partner, whether arising under any Partnership Documents or otherwise, and whether to any creditor of the Partnership, to the Limited Partner, or to any other person or party, and (ii) agrees that neither the Trustee nor any Noteholder shall by virtue of the possession or exercise of any rights under the Pledge Agreement or hereunder, be obligated as a partner or otherwise to any Partnership, to any Partner therein, to any creditor of any Partnership, or to any other person or party, for any contribution of cash or other property, or in respect of any liability of any Partnership or any Partner therein (whether by way of indemnity, contribution or otherwise), or to provide any credit to any Partnership or any accommodation thereof.

            5. All notices permitted or required under this Agreement shall be in writing and shall be given in the manner provided in the Pledge Agreement.

            6. Each Partnership Party represents and warrants that it has the full power and authority to enter into and perform this Agreement, and that this Agreement constitutes the binding obligation of such Partnership Party enforceable in accordance with its terms (except as such enforceability may be limited by bankruptcy or insolvency laws affecting creditors' rights generally or by the application of principles of equity).

            7. This Agreement shall be binding on each Partnership Party and each of its successors, transferees and assigns and shall inure, together with all rights and remedies of the Noteholders and the Trustee hereunder, to the benefit of the Noteholders and the Trustee and their successors, transferees and assigns.

            8. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

            9. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

            IN WITNESS WHEREOF, this Consent, Waiver and Recognition Agreement has been executed and delivered as of the date first set forth above.

THE CHASE MANHATTAN BANK                  KINRO MANUFACTURING, INC.
  as Trustee


By: _____________________________         By: _____________________________
    Name:                                     Name:
    Title:                                    Title:

                                          KINRO HOLDING, INC.


                                          By: _____________________________
                                              Name:
                                              Title:

                                          KINRO TEXAS LIMITED PARTNERSHIP

                                          By:  Kinro Manufacturing, Inc.,
                                               general partner


                                          By: _____________________________
                                              Name:
                                              Title:

                                          KINRO TENNESSEE LIMITED
                                             PARTNERSHIP

                                          By:  Kinro Manufacturing, Inc.,
                                               general partner


                                          By: _____________________________
                                              Name:
                                              Title:

                                                                       EXHIBIT C

                                IRREVOCABLE PROXY

      KNOWN ALL MEN BY THERE PRESENTS that, the undersigned does hereby make, constitute and appoint THE CHASE MANHATTAN BANK, as trustee (the "Trustee") for the benefit of the Noteholders (as hereinafter defined), and each of the Trustee's officers and employees, its true and lawful attorneys, for it and in its name, place and stead, to act as its proxy in respect of all of the shares of capital of ________________, a ______________ corporation (hereinafter referred to as the "Corporation"), which it now or hereafter may own or hold, including, without limitation, the right, on his behalf, to demand the call by any proper officer of the Corporation pursuant to the provisions of its Certificate of Incorporation or By-Laws and as permitted by law of a meeting of its shareholders and at any such meeting of shareholders, annual, general or special, to vote for the transaction of any and all business that may come before such meeting, or at any adjournment thereof, including, without limitation, the right to vote for the sale of all or any part of the assets of the Corporation and/or the liquidation and dissolution of the Corporation; giving and granting to its said attorneys full power and authority to do and perform each and every act and thing whether necessary or desirable to be done in and about the premises, as fully as it might or could do if personally present with full power of substitution, appointment and revocation, hereby ratifying and confirming all that its said attorneys shall do or cause to be done by virtue hereof.

      This Proxy is given to the Trustee and to its officers and employees in consideration of the acquisition of the Senior Notes (as defined in the Pledge Agreement) by Teachers Insurance and Annuity Association of America, Midwestern United Life Insurance Company, Security Life of Denver Insurance Company, Equitable Life Insurance Company of Iowa and USG Annuity & Life Company and ING Investment Management Company (collectively, the "Noteholders"), and in order to carry out the covenant of the undersigned contained in a certain Pledge Agreement of even date herewith by and between the undersigned and the Trustee, for the ratable benefit of the Noteholders (as amended, modified and supplemented the "Pledge Agreement"), and this Proxy shall not be revocable or revoked by the undersigned, shall be binding upon its successors and assigns until the payment in full of all of the Obligations (as such term is defined in the aforesaid Pledge Agreement and may be exercised only after an Event of Default under the Note Purchase Agreement (as such terms are defined in the aforesaid Pledge Agreement).

      IN WITNESS WHEREOF, the undersigned has executed this Irrevocable Proxy this 28th day of January, 1998.

                                          KINRO HOLDING, INC.


                                          By: _____________________________
                                              Name:
                                              Title:

                                   SCHEDULE I
                                       TO
                                PLEDGE AGREEMENT
                          DATED AS OF JANUARY 28, 1998

                          DESCRIPTION OF PLEDGED STOCK

Issuer                           No. of Shares               Percentage
------                           -------------               ----------

                                   SCHEDULE II
                                       TO
                                PLEDGE AGREEMENT
                          DATED AS OF JANUARY 28, 1998

                              PARTNERSHIP INTERESTS

            (a) All of the present and future right, title and interest as a partner in any partnership (including the partnership listed in Annex 1 hereto) and any successor(s) thereto or assignee(s) thereof (each, a "Partnership"), of the Pledgor and the rights, interest and benefits in respect thereof of the Pledgor arising under the agreements, documents and/or certificates (including, without limitation, any publicly filed documents) constituting or governing each such Partnership (the "Partnership Documents"), and all other benefits pertaining thereto and any and all general intangibles and accounts now owned or hereafter arising or acquired relating to the Pledgor's interest in any Partnership and/or any of the foregoing rights, interest or benefits; including, without limitation, (i) all distributions by, and any other payments from each Partnership, and all present and future rights to receive any distributions or other payments from each Partnership, whether the same constitute distributions of capital, surplus or profits, or derive from any other source including, without limitation, any such distribution or payment derived from, representing, based upon, measured by, or otherwise in respect of, (x) the operating revenues of any Partnership, or (y) any sale, assignment, transfer or other disposition (or transaction having comparable effect) of any assets of any Partnership, any mortgaging, encumbering or other financing or refinancing of any assets of any Partnership, any insurance proceeds or condemnation awards in respect of any assets of any Partnership, any merger, consolidation or recapitalization of any Partnership, any redemption or liquidation of the interest of the Pledgor in any Partnership, or any contribution of any property to any Partnership by any partner therein; and (ii) without limiting clause (i), any other payments or distributions, and any rights to receive the same, from any Partnership, from any partner or partners therein, or from any other party, in respect of (A) any sale, assignment, transfer, encumbrance or other disposition (or transaction having comparable effect) of any partner's interest in any Partnership or any rights in respect thereof, and (B) any payments of principal, interest or of any other character in respect of any debt owed by any Partnership or any partner therein to the Pledgor (all of which property and rights referred to in one or more of clauses (i) or (ii) are referred to collectively as the "Pledged Interests"); and

            (b) the proceeds, products, rents, issues and profits of the Pledged Interests.

                                                          Annex 1 to Schedule II
                                                                              to
                                                                Pledge Agreement

Partnerships
------------

      Kinro Texas L.P.

      Kinro Tennessee L.P.

                                  SCHEDULE III
                                       TO
                                PLEDGE AGREEMENT
                          DATED AS OF JANUARY 28, 1998

                           LOCATIONS FOR FILING UCC-1S

Limited Partnership           Debtor                  Locations
-------------------           ------                  ---------

A. Kinro Texas Limited        Kinro Holding, Inc.     1. NY S/S
   Partnership                                        2. NY - Westchester County

B. Kinro Tennessee Limited    Kinro Holding, Inc.     1. NY S/S
   Partnership                                        2. NY - Westchester County

                                                                  EXECUTION COPY

                                PLEDGE AGREEMENT

      This PLEDGE AGREEMENT is made as of January 28, 1998 by SHOALS HOLDING, INC., a New York corporation, as pledgor (the "Pledgor") and THE CHASE MANHATTAN BANK, as trustee (the "Pledgee"), for the benefit of the Noteholders (as hereinafter defined).

                              W I T N E S S E T H :

      WHEREAS:

            A. Pursuant to a Note Purchase Agreement, dated as of the date hereof (as amended, modified and supplemented from time to time, the "Note Purchase Agreement"), among Kinro, Inc., Lippert Components, Inc. and Shoals Supply, Inc. (individually, a "Co-Issuer" and collectively, the "Co-Issuers"), Teachers Insurance and Annuity Association of America, Midwestern United Life Insurance Company, Security Life of Denver Insurance Company, Equitable Life Insurance Company of Iowa and USG Annuity & Life Company (collectively, together with each future holder of Senior Notes, the "Noteholders"), the Noteholders have agreed to purchase the 6.95% senior notes due January 28, 2005 issued by the Co-Issuers (the "Senior Notes"), upon the terms and subject to the conditions set forth therein; and

            B. The Noteholders' obligation to purchase the Senior Notes pursuant to the Note Purchase Agreement is subject, among other conditions, to receipt by the Noteholders of this Pledge Agreement duly executed by the Pledgor;

            NOW, THEREFORE, in consideration of the premises contained herein, and to induce the Noteholders to purchase the Senior Notes from the Co-Issuers pursuant to the Note Purchase Agreement, the Pledgor hereby agrees with the Pledgee, for the benefit of the Noteholders, as follows:

            1. Defined Terms. Unless otherwise defined herein, terms which are defined in the Note Purchase Agreement and used herein are so used as so defined, and the following terms shall have the following meanings:

            "Code" means the Uniform Commercial Code from time to time in effect in the State of New York.

            "Co-Issuer(s)"   has  the   meaning   ascribed  to  such  term  in
      paragraph A of the WHEREAS clauses.

            "Collateral" has the meaning ascribed to such term in Section 2 hereof.

            "Companies" means all Subsidiaries of the Pledgor whether now owned by the Pledgor or hereinafter acquired and whether now existing or hereinafter coming into existence.

            "Contractual Obligations" has the meaning ascribed to such term in
      Section 4(c) hereof.

            "Event of Default" means an Event of Default as defined in the Note Purchase Agreement.

            "Intercreditor Agreement" means the Intercreditor Agreement dated as of the date hereof, among the Pledgee, the Noteholders and The Chase Manhattan Bank, as Collateral Agent (as defined in the Revolving Credit Agreement), as Administrative Agent (as defined in the Revolving Credit Agreement) and as Trustee.

            "Noteholders" has the meaning ascribed to such term in paragraph A of the WHEREAS clauses.

            "Note Purchase Agreement" has the meaning ascribed to such term in paragraph A of the WHEREAS clauses.

            "Obligations" means and includes all loans, advances, debts, liabilities, costs and obligations howsoever arising, owed by Pledgor and the Co-Issuers to the Noteholders of every kind and description (whether or not evidenced by any note or instrument and whether or not for the payment of money), direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising pursuant to the terms of the Note Purchase Agreement, the Senior Notes, the Other Agreements or any of the Transaction Documents to which it is a party, including all interest, fees, charges, expenses, attorneys' fees and accountants' fees, chargeable to and payable by the Pledgor or the Co-Issuers hereunder and thereunder.

            "Partnership" has the meaning ascribed to such term in Schedule II hereto.

            "Partnership Documents" has the meaning ascribed to such term in
      Schedule II hereto.

            "Pledge Agreement" means this Pledge Agreement, as amended, supplemented or otherwise modified from time to time.

            "Pledged Interests" has the meaning ascribed to such term in Section 2(a) hereof.

            "Pledged Securities" has the meaning ascribed to such term in
      Section 2(b) hereof.

            "Pledged Stock" has the meaning ascribed to such term in Section 2(a) hereof.

            "Proceeds" means all "proceeds" as such term is defined in Section 9-306(1) of the Code and, in any event, shall include, without limitation, all dividends, distributions or other income from the Pledged Stock and the Pledged Interests, collections thereon or distributions made with respect thereto or other payments or property, securities, securities entitlements, investment property or instruments in respect of the Pledged Stock and the Pledged Interests.

            "Requirement of Law" for any Person means the articles of incorporation and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation, or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

            "Revolving Credit Agreement" means the Revolving Credit Agreement dated as of January 28, 1998 by and between The Chase Manhattan Bank, as administrative agent and as collateral agent and the lenders signatory thereto.

            "Securities Act" has the meaning ascribed to such term in Section 9(a) hereof.

            "Senior Notes" has the meaning ascribed to such term in paragraph A of the WHEREAS clauses.

            "Termination Date" has the meaning ascribed to such term in Section 17 hereof.

            2. Pledge; Grant of Security Interest. (a) As security for the payment and performance in full of the Obligations, the Pledgor hereby transfers, grants, bargains, sells, conveys, hypothecates, pledges, sets over and delivers unto the Pledgee, and grants to the Pledgee for the ratable benefit of the Noteholders, a first priority security interest in (i) the shares of capital stock listed on Schedule I (if any) and any shares of stock of any Company obtained in the future by the Pledgor and the certificates representing all such shares (the "Pledged Stock"), (ii) all of the Pledgor's partnership interests and related rights described in Schedule II and any partnership interests or other equity interests in any Company obtained in the future by the Pledgor (the "Pledged Interests"), (iii) all other property (including any security entitlements) that may be delivered to and held by the Pledgee pursuant to the terms hereof, (iv) subject to Section 6 hereof, all payments of dividends and distributions, including, without limitation, all cash, instruments, securities, security entitlements, investment property and other property, from time to time received, receivable or otherwise paid or distributed, in respect of, or in exchange for or upon the conversion of the securities and other property referred to in clauses (i), (ii) or (iii) above, (v) subject to Section 6 hereof, all rights and privileges of the Pledgor with respect to the securities (including any security entitlements) and other property referred to in clauses (i), (ii), (iii) and (iv) above, (vi) any and all custodial accounts, securities accounts or other safekeeping accounts in which any of the foregoing property (and any property described in the following clause (vii)) may be deposited or held in, and any security entitlements or other rights relating thereto, and (vii) all proceeds of any of the foregoing (the items referred to in clauses (i) through (vii) above being collectively referred to as the "Collateral"). The Pledgee acknowledges that the security interest in the collateral granted herein ranks equally and pari passu with the security interest in favor of the Collateral Agent (as defined in the Revolving Credit Agreement) pursuant to the Pledge Agreement (as defined in the Revolving Credit Agreement) and the rights of the Trustee and the Collateral Agent with respect to the Collateral shall be subject to the terms and conditions of the Intercreditor Agreement.

            (b) Upon delivery to the Pledgee, any stock certificates, notes or other securities now or hereafter included in the Collateral (the "Pledged Securities") shall be accompanied by undated stock powers duly executed in blank or other instruments of transfer satisfactory to the Pledgee, a duly executed acknowledgment and consent in the form of Exhibit A hereto from each of the Companies listed on Schedule I hereto and by such other instruments and documents as the Pledgee may request. Without limiting this Section 2(b), (i) all other property comprising part of the Collateral shall be accompanied by proper instruments of assignment duly executed by the Pledgor and such other instruments or documents as the Pledgee may request, and (ii) upon the grant of a security interest in partnership interests or other equity interests in any Person now or hereafter included in the Collateral, there shall be executed and delivered to the Pledgee such instruments of consent, waiver and recognition, from the issuer and other equity holders thereof (having provisions comparable to the Consent, Waiver and Recognition Agreement in the form of Exhibit B hereto) and such other instruments and documents (including Uniform Commercial Code financing statements duly executed in proper form for filing in such offices as the Pledgee shall require) as the Pledgee may request. Each delivery of Pledged Securities and each such grant of a security interest shall be accompanied by a schedule describing the securities, security entitlements, investment property and equity interests theretofore and then being pledged hereunder, which schedule shall be attached hereto as Schedule I or Schedule II, as applicable, and made a part hereof (provided that the failure to deliver any such schedule shall not impair the security interest hereunder of the Pledgee in any Pledged Securities or Pledged Interests). Each schedule so delivered (except to the extent in error) shall supercede any prior schedules so delivered.

            3. Deliveries. (a) The Pledgor agrees promptly to deliver or cause to be delivered to the Pledgee any and all Pledged Securities, and any and all certificates or other instruments or documents representing Collateral, and any other instruments referred to in Section 2(b) hereof (i) endorsed to the Pledgee or in blank by an effective endorsement, or (ii) causing the certificate to be registered in the name of the Pledgee, upon original issue or registration of transfer by the issuer thereof.

                  (b) Upon execution and delivery hereof there shall be delivered to the Pledgee a duly executed Consent, Waiver and Recognition Agreement in the form of Exhibit B hereto in respect of each Partnership.

                  (c) With respect to such of the Collateral as constitutes an uncertificated security, (i) the Pledgor agrees to cause the issuer to register the Pledgee as the registered owner thereof, upon original issue or registration of transfer or (ii) the issuer agrees that it will comply with instructions with respect to such uncertificated security originated by the Pledgee without further consent of the registered owner. (d) With respect to such of the Collateral as constitutes a "security entitlement" as defined in Article 8 of the UCC, the Pledgor agrees to cause the securities intermediary to indicate by book entry that such security entitlement has been credited to a securities account of the Pledgee.

            4. Representations and Warranties. The Pledgor represents and warrants to the Pledgee and the Noteholders that:

                  (a) the Pledgor has the corporate power and authority and the legal right to execute and deliver, to perform its obligations under, and to grant the Lien on the Collateral pursuant to, this Pledge Agreement and has taken all necessary action to authorize its execution, delivery and performance of, and grant of the Lien on the Collateral pursuant to, this Pledge Agreement;

                  (b) this Pledge Agreement constitutes a legal, valid and binding obligation of the Pledgor, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally;

                  (c) the execution, delivery and performance of this Pledge Agreement will not violate any provision of any Requirement of Law or any agreement, bond, note or indenture to which the Pledgor is a party or by which it is bound or its assets affected (the "Contractual Obligation") of the Pledgor and will not result in the creation or imposition of any Lien on any of the properties or revenues of the Pledgor pursuant to any Requirement of Law or Contractual Obligation of the Pledgor, except as contemplated hereby;

                  (d) no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any shareholder or creditor of the Pledgor), is required in connection with the execution, delivery, performance, validity or enforceability of this Pledge Agreement;

                  (e) no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Pledgor, threatened by or against the Pledgor or against any of its properties or revenues with respect to this Pledge Agreement or any of the transactions contemplated hereby except as set forth on Exhibit 6.8 to the Note Purchase Agreement;

                  (f) the shares of Pledged Stock of the Companies listed on
Schedule I constitute all of the issued and outstanding shares of all classes of the capital stock of such Companies, and (ii) the Pledged Interests listed on
Schedule II hereto constitute all of the partnership interests of such Companies;

                  (g) all of the shares of the Pledged Stock and Pledged Interests of the Companies listed on Schedule I and Schedule II hereto have been duly and validly issued and are fully paid and nonassessable;

                  (h) the Pledgor is the record and beneficial owner of, and has good title to, the Pledged Stock and the Pledged Interests of the Companies listed on Schedule I (if any) and Schedule II hereto, free and clear of any and all Liens or options in favor of, or claims of, any other Person, except the Lien created by this Pledge Agreement;

                  (i) upon delivery to the Pledgee of the stock certificates evidencing the Pledged Stock, the Lien granted pursuant to this Pledge Agreement will constitute a valid first-priority Lien on, and perfected security interest in, the Pledged Stock for the benefit of the Noteholders, enforceable as such against the Pledgor, all creditors of the Pledgor and any Persons purporting to purchase any of the Collateral from the Pledgor; and

                  (j) upon filing Uniform Commercial Code financing statements in the locations set forth on Schedule III hereto, naming the Pledgor as debtor and the Pledgee as secured party, the Pledgee will have a valid perfected first lien and security interest in such Pledged Interests as security for the payment and performance of the Obligations.

      All representation and warranties made under this Pledge Agreement shall be deemed to be made, and shall be true and correct, at and as of the date hereof. All representations and warranties made under this Pledge Agreement shall survive, and not be waived by, the execution hereof by the Pledgee, any investigation or inquiry by the Pledgee or any Noteholder, or the purchase of the Senior Notes pursuant to the Note Purchase Agreement.

            5. Covenants. The Pledgor covenants and agrees with the Pledgee and the Noteholders that, from and after the date of this Pledge Agreement until the Obligations are paid in full:

                  (a) If the Pledgor shall, as a result of its ownership of the Pledged Stock or the Pledged Interests, become entitled to receive or shall receive any stock certificate or certificated partnership interest (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights, whether in addition to, in substitution of, as a conversion of or in exchange for any shares of the Pledged Stock or the Pledged Interests, or otherwise in respect thereof, the Pledgor shall accept the same as the agent for the Pledgee, hold the same in trust for the Pledgee and deliver the same forthwith to the Pledgee in the exact form received, duly indorsed by the Pledgor to the Pledgee, if required, together with an undated stock power covering such certificate duly executed in blank and with, if the Pledgee so requests, signature guaranteed, to be held by the Pledgee hereunder as Collateral.

                  (b) Without the prior written consent of the Pledgee, the Pledgor will not (i) sell, assign, transfer, exchange or otherwise dispose of, or grant any option with respect to, the Collateral, or (ii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Collateral, or any interest therein, except for the Lien provided for by this Pledge Agreement, or (iii) take any action which, in the Pledgee's reasonable judgment, could impair the Collateral or result in a violation of any provision of the Note Purchase Agreement or this Pledge Agreement. The Pledgor will defend the right, title and interest of the Pledgee in and to the Collateral against the claims and demands of all Persons whomsoever.

                  (c) At any time and from time to time, upon the written request of the Pledgee, and at the sole expense of the Pledgor, the Pledgor will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Pledgee may reasonably request for the purposes of obtaining or preserving the full benefits of this Pledge Agreement and of the rights and powers herein granted, including, without limitation, delivering to the Pledgee on the date hereof or at any time hereafter irrevocable proxies in respect of the Pledged Stock in the form of Exhibit C hereto. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall be immediately delivered to the Pledgee, duly endorsed in a manner reasonably satisfactory to the Pledgee, to be held as Collateral pursuant to this Pledge Agreement.

                  (d) The Pledgor agrees to pay, and to save the Pledgee harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Pledge Agreement; provided, however, that the Pledgor shall have no obligation hereunder with respect to liabilities arising from the gross negligence or willful misconduct of the Pledgee.

            6. Dividends or Distributions; Voting Rights. (a) In the event of the occurrence of any Event of Default, the Pledgee shall have the right to require that all cash dividends and distributions payable with respect to any part of the Pledged Stock and cash distributions in respect of the Pledged Interests be paid to the Pledgee to be held by the Pledgee as additional security hereunder until applied to the Obligations.

                  (b) Any or all shares of the Pledged Stock or the Pledged Interests held by the Pledgee may, at the option of the Pledgee or its nominee, be registered in the name of the Pledgee or its nominee. If at any time the Pledged Interests are represented or evidenced by any certificates, the same shall promptly be delivered to the Pledgee in pledge hereunder together with any instruments of transfer requested by the Pledgor. Unless an Event of Default shall have occurred and be continuing, the Pledgor shall be permitted to exercise all voting rights with respect to the Pledged Stock and the Pledged Interests; provided, however, that the Pledgee shall have the right to vote in respect of Pledged Stock and the Pledged Interests in connection with any corporate or partnership action necessary for the voluntary commencement of a proceeding or filing of a petition under the Federal bankruptcy laws or any applicable provincial bankruptcy or insolvency laws commencing a bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to the issuer of such Pledged Stock or the Pledged Interests, or the appointment of a trustee or receiver or assignment for the benefit of creditors, or any similar or related action, or to consent to any of the foregoing and the Pledgor shall not vote in favor of or approve any such action without the prior written consent of the Pledgee.

            7. Rights of the Pledgee Upon an Event of Default. (a) The Pledgee or its nominee may, without notice, and after the occurrence of any Event of Default, exercise all voting and/or other consensual rights and corporate or partnership rights at any meeting of any corporation and/or partnership issuing any of the shares, interests, security entitlements or other investment property included in the Collateral and exercise any and all rights, privileges or options pertaining to any item of Collateral as if it were the absolute owner thereof, including, without limitation, the right to receive dividends or other distributions payable thereon, and the right to exchange, at its discretion, any and all of the Collateral upon the merger, consolidation, reorganization, recapitalization or other readjustment of any corporation or partnership issuing any of such shares or partnership interests or upon the exercise by any such issuer of any right, privilege or option pertaining to any Collateral, and in connection therewith, to deposit and deliver any and all of the Collateral with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine, all without liability except to account for property actually received by it, but the Pledgee shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing.

                  (b) The rights of the Pledgee hereunder shall not be conditioned or contingent upon the pursuit by the Pledgee of any right or remedy against the Pledgor or against any other Person that may be or become liable in respect of all or any part of the Obligations or against any other collateral security therefor, guarantee thereof or right of offset with respect thereto. The Pledgee shall not be liable for any failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so, nor shall the Pledgee be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof.

            8. Remedies. If an Event of Default shall occur and be continuing, the Pledgee may exercise, in addition to all other rights and remedies granted in this Pledge Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, the Pledgee, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Pledgor, the Companies or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over-the-counter market, at any exchange, broker's board or office of the Pledgee or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Pledgee shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Pledgor, which right or equity is hereby waived or released. The Pledgee shall apply any Proceeds from time to time held by it and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Pledgee hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Obligations, in the manner provided in the Intercreditor Agreement, and only after such application and after the payment by the Pledgee of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the Code, need the Pledgee account for the surplus, if any, to the Pledgor. To the extent permitted by applicable law, the Pledgor waives all claims, damages and demands it may acquire against the Pledgee arising out of the exercise by the Pledgee of any of its rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 5 days before such sale or other disposition. The Pledgor further waives and agrees not to assert any rights or privileges which it may acquire under Section 9-112 of the Code.

            9. Private Sales. (a) The Pledgor recognizes that the Pledgee may be unable to effect a public sale of any or all the Pledged Stock or the Pledged Interests, by reason of certain prohibitions contained in the Securities Act of 1933 (the "Securities Act") and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable to the Pledgee than if such sale were a public sale and agrees that such circumstances shall not, in and of themselves, result in a determination that such sale was not made in a commercially reasonable manner. The Pledgee shall be under no obligation to delay a sale of any of the Pledged Stock or the Pledged Interests for the period of time necessary to permit the Companies to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if the Pledgor would agree to do so.

                  (b) Upon the occurrence of an Event of Default and at Pledgee's request, the Pledgor agrees to use the Pledgor's best efforts to cause the Companies to disseminate publicly all information required to be disseminated pursuant to the Securities Exchange Act of 1934, as amended, in the event that the Companies or the Pledgor is required to file reports under such Act, or to otherwise make available such information as to permit the public or private sale of the Collateral in accordance with the terms of this Pledge Agreement. The Pledgor further agrees to use the Pledgor's best efforts to cause the Companies to cooperate with the Pledgee in taking whatever additional action may be required to effect such public or private sale of the Collateral.

                  (c) The Pledgor further agrees to do or cause to be done all such other acts as may be necessary to make any sale or sales of all or any portion of the Pledged Stock or the Pledged Interests pursuant to this paragraph 9 valid and binding and in compliance with any and all other applicable Requirements of Law. The Pledgor further agrees that a breach of the covenant contained in this paragraph 9(c) will cause irreparable injury to the Pledgee, that the Pledgee has no adequate remedy at law in respect of such breach and, as a consequence, that such covenant shall be specifically enforceable against the Pledgor, and the Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenant.

            10. Limitation on Duties Regarding Collateral. The Pledgee's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Pledgee deals with similar securities and property for its own account. Neither the Pledgee nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgor or otherwise.

            11. Powers Coupled with an Interest. All authorizations and agencies herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.

            12. Severability; Paragraph Headings. Any provision of this Pledge Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The paragraph headings used in this Pledge Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

            13. No Waiver; Cumulative Remedies. The Pledgee shall not by any act (except by a written instrument pursuant to paragraph 14 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Pledgee, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Pledgee of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Pledgee would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

            14. Waivers and Amendments; Successors and Assigns; Governing Law. None of the terms or provisions of this Pledge Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Pledgor and the Pledgee. This Pledge Agreement shall be binding upon the successors and assigns of the Pledgor and shall inure to the benefit of the Pledgee and the Noteholders and their respective successors and assigns. THIS PLEDGE AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

            15. Notices. All notices and other communications under this Pledge Agreement shall be in writing and shall be personally delivered, transmitted by telecopy with a confirming copy sent by postage prepaid registered or certified mail, or sent by overnight courier to the parties as follows:

To the Pledgee:         The Chase Manhattan Bank,
                        450 West 33rd Street
                        15th Floor
                        New York, New York 10081
                        Attention: Corporate Trustee Administrative Department

      with a copy to:   Teachers Insurance and Annuity Association of America
                        730 Third Avenue
                        New York, New York  10017
                        Attn:. Securities Division, Thompson Team, C. Tackney

                        Midwestern United Life Insurance Company
                        c/o ING Investment Management, Inc.
                        5780 Powers Ferry Road, N.W.
                        Suite 300
                        Atlanta, GA  30327
                        Attention: Andrew Gaffney

                        Security Life of Denver Insurance Company
                        c/o ING Investment Management, Inc.
                        5780 Powers Ferry Road, N.W.
                        Suite 300
                        Atlanta, GA  30327
                        Attention: Andrew Gaffney

                        Equitable Life Insurance Company of Iowa
                        c/o ING Investment Management LLC
                        5780 Powers Ferry Road, N.W.
                        Suite 300
                        Atlanta, GA  30327
                        Attention: Andrew Gaffney

                        USG Annuity & Life Company
                        c/o ING Investment Management LLC
                        5780 Powers Ferry Road, N.W.
                        Suite 300
                        Atlanta, GA  30327
                        Attention: Andrew Gaffney

To the Pledgor:         Shoals Holding, Inc.
                        c/o Drew Industries, Inc.
                        200 Mamaroneck Avenue
                        White Plains, New York 10601

All such notices shall be effective upon receipt. Any party may change its address for purposes hereof by notice to the other party.

            16. Irrevocable Authorization and Instruction to Pledgor. The Pledgor hereby authorizes and instructs the Companies to comply with any instruction received by it from the Pledgee in writing that (a) states that an Event of Default has occurred and (b) is otherwise in accordance with the terms of this Pledge Agreement, without any other or further instructions from the Pledgor, and the Pledgor agrees that the Companies shall be fully protected in so complying.

            17. Termination. After the Termination Date (as defined below), this Pledge Agreement shall terminate and the Pledgee, at the request and expense of the Pledgor, will execute and deliver to the Pledgor a proper instrument or instruments acknowledging the termination of this Pledge Agreement as to the Pledgor, and will duly assign, transfer and deliver to the Pledgor (without recourse and without any representation or warranty) such of the Collateral of the Pledgor as may be in the possession of the Pledgee and as has not theretofore been sold or otherwise applied or released pursuant to this Pledge Agreement, together with any moneys at the time held by the Pledgee hereunder. As used in this Pledge Agreement, "Termination Date" shall mean the date upon which no Senior Note remains outstanding and when the Pledgee has been notified in writing by each Noteholder that all Obligations have been indefeasibly paid in full.

            18. Counterparts. This Agreement may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

            19. Payment Free of Taxes, Etc. All payments made by the Pledgor under this Pledge Agreement shall be made by the Pledgor free and clear of and without deduction for any and all present and future taxes, levies, charges, deductions and withholdings. In addition, the Pledgor shall pay upon demand any stamp or other taxes, levies or charges of any jurisdiction with respect to the execution, delivery, registration, performance and enforcement of this Pledge Agreement. Upon request by the Pledgee, the Pledgor shall furnish evidence satisfactory to the Pledgee that all requisite authorizations and approvals by, and notices to and filings with, governmental authorities and regulatory bodies have been obtained and made and that all requisite taxes, levies and charges have been paid.

      IN WITNESS WHEREOF, the Pledgor and the Pledgee have caused this Pledge Agreement to be duly executed and delivered as of the date first above written.

                                    SHOALS HOLDING, INC.


                                    By: ___________________________________
                                    Name:
                                    Title:

                                    THE CHASE MANHATTAN BANK,
                                    as Trustee


                                    By:____________________________________
                                    Name:
                                    Title:

                                                                       EXHIBIT A

                       FORM OF ACKNOWLEDGEMENT AND CONSENT

      Reference is made to that certain Pledge Agreement, dated as of January 28, 1998, made by SHOALS HOLDING, INC., a New York corporation, in favor of The Chase Manhattan Bank,, as trustee for the benefit of the Noteholders (in such capacity, the "Pledgee"). Each capitalized term used herein shall have the meaning prescribed therein.

      [Name of Company], one of the Companies referred to in the foregoing Pledge Agreement (the "Pledge Agreement"), hereby acknowledges receipt of a copy of such Pledge Agreement and agrees to be bound thereby and to comply with the terms thereof insofar as such terms are applicable to it. [Name of Company] agrees to notify the Pledgee promptly in writing of the occurrence of any of the events described in paragraphs 5(a) of the Pledge Agreement. [Name of Company] further agrees that the terms of paragraph 9(b) of the Pledge Agreement shall apply to it, mutatis mutandis, with respect to all actions that may be required of it under or pursuant to or arising out of paragraph 9 of the Pledge Agreement.

                                    [NAME OF COMPANY]


                                    By:__________________________________
                                    Name:
                                    Title:

                                                                       EXHIBIT B

                    CONSENT, WAIVER AND RECOGNITION AGREEMENT

            CONSENT, WAIVER AND RECOGNITION AGREEMENT (as it may be amended or modified hereafter, this "Agreement") dated as of January 28, 1998, by and among SHOALS SUPPLY, INC., a Delaware corporation (the "General Partner"), SHOALS HOLDING, INC., a New York corporation (the "Limited Partner"; together with the General Partner, the "Partners"), SHOALS SUPPLY TEXAS LIMITED PARTNERSHIP, a Texas limited partnership, and SHOALS SUPPLY TENNESSEE LIMITED PARTNERSHIP, a Tennessee limited partnership (the "Partnerships"; together with the General Partner and the Limited Partner, the "Partnership Parties") in favor of THE CHASE MANHATTAN BANK, a New York banking corporation as trustee (the "Trustee") for the benefit of the Noteholders (as hereinafter defined).

            Reference is hereby made to the Note Purchase Agreement, dated as of January 28, 1998 (as amended, supplemented or modified from time to time, the "Note Purchase Agreement") among Kinro, Inc., Shoals Supply, Inc. and Lippert Components, Inc. as Co-Issuers (the "Co-Issuers"), and Teachers Insurance and Annuity Association of America, Midwestern United Life Insurance Company, Security Life of Denver Insurance Company, Equitable Life Insurance Company of Iowa and USG Annuity & Life Company (together with each future holder of Senior Notes the "Noteholders"). Terms used herein as defined terms and not otherwise defined herein shall have the meanings given thereto in the Note Purchase Agreement.

            The Noteholders have agreed to purchase from the Co-Issuers the Senior Notes upon the terms and subject to the conditions specified in the Note Purchase Agreement. The obligations of the Noteholders to purchase the Senior Notes are conditioned on, among other things, the execution and delivery of this Agreement.

            WHEREAS, the General Partner is the sole general partner of each Partnership; and

            WHEREAS, the Limited Partner is the sole limited partner of each Partnership;

            NOW, THEREFORE, in consideration of the premises and the agreements herein, and for other and good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Partnership Parties hereby agree in favor of the Co-Issuers as follows:

            1. The General Partner and each Partnership each hereby consents to and approves the execution, delivery and performance by the Limited Partner of the Pledge Agreement made by the Limited Partner in favor of the Trustee for the ratable benefit of the Noteholders (as amended, supplemented or modified from time to time the "Pledge Agreement"), pursuant to which the Limited Partner has granted, assigned and pledged to the Trustee for the ratable benefit of the Noteholders, a security interest in all of its right, title and interest in each

Partnership and related rights under the governing and constituent documents of each Partnership, including all distributions, and all proceeds of the foregoing, all as collateral security for the Obligations (as more particularly described in the Pledge Agreement, the "Collateral").

            2. Notwithstanding anything to the contrary contained in the respective Agreement of Limited Partnership of each Partnership, or in any other governing and/or constituent documents of either Partnership (collectively and individually, as amended or otherwise modified from time to time, its respective "Partnership Documents"), each of the Partnership Parties hereby unconditionally and irrevocably agrees that (i) all conditions to the effectiveness of the Transfer (as such term is defined in the Agreement of Limited Partnership of each Partnership as in effect on the date hereof) constituted by the grant, assignment and pledge to the Trustee described in the preceding paragraph are hereby deemed to have been satisfied, and such Transfer (as so defined) is fully recognized, and (ii) upon written notice to the Partnerships from the Trustee that an Event of Default has occurred and is continuing, the Noteholders may sell or otherwise dispose of, or succeed to or otherwise retain, any and all of the respective right, title and interest of the Limited Partner in the Partnerships free of any restrictions on transfer imposed by any provision of any Partnership Agreement and the Noteholders and/or their transferees may at their election be admitted as limited partners of such Partnerships. Each Partner waives the application of any contrary provision of any Partnership Documents in connection with (i) the grant, assignment and pledge under the Pledge Agreement and (ii) the subsequent enforcement of the remedies (including disposition of the Collateral) of the Trustee and the Noteholders under the Pledge Agreement after an Event of Default.

            3. Each Partner hereby irrevocably directs each Partnership to make payment to the Trustee to the extent provided in any written notice from the Trustee, and agrees that the Partnerships shall have no liability to the Limited Partner for honoring any written notice from the Trustee as to any such distributions or payments, regardless of whether it may be subsequently established that the Trustee was not entitled to give such notice. Until any such written notice from the Trustee, each Partnership may, to the extent permitted by the Note Purchase Agreement, continue to remit to the Limited Partner all distributions on account of the Collateral. The General Partner agrees that at any time during which distributions are to be made to the Trustee or its assignee as provided above, the Partnership shall not unreasonably withhold or delay distributions or maintain unreasonable reserves.

            4. Each Partnership Party (i) acknowledges and agrees that neither the Trustee nor any Noteholder shall as a consequence of any term or provision of this Agreement or of the Pledge Agreement assume, or be deemed to have assumed, any obligation or liability of any Partner, whether arising under any Partnership Documents or otherwise, and whether to any creditor of the Partnership, to the Limited Partner, or to any other person or party, and (ii) agrees that neither the Trustee nor any Noteholder shall by virtue of the possession or exercise of any rights under the Pledge Agreement or hereunder, be obligated as a partner or otherwise to any Partnership, to any Partner therein, to any creditor of any Partnership, or to any other person or party, for any contribution of cash or other property, or in respect of any liability of any Partnership or any Partner therein (whether by way of indemnity, contribution or otherwise), or to provide any credit to any Partnership or any accommodation thereof.

            5. All notices permitted or required under this Agreement shall be in writing and shall be given in the manner provided in the Pledge Agreement.

            6. Each Partnership Party represents and warrants that it has the full power and authority to enter into and perform this Agreement, and that this Agreement constitutes the binding obligation of such Partnership Party enforceable in accordance with its terms (except as such enforceability may be limited by bankruptcy or insolvency laws affecting creditors' rights generally or by the application of principles of equity).

            7. This Agreement shall be binding on each Partnership Party and each of its successors, transferees and assigns and shall inure, together with all rights and remedies of the Noteholders and the Trustee hereunder, to the benefit of the Noteholders and the Trustee and their successors, transferees and assigns.

            8. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

            9. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

            IN WITNESS WHEREOF, this Consent, Waiver and Recognition Agreement has been executed and delivered as of the date first set forth above.

THE CHASE MANHATTAN BANK            SHOALS SUPPLY, INC.
  as Trustee


By: _____________________________         By: _____________________________
   Name:                                     Name:
   Title:                                    Title:

                                          SHOALS HOLDING, INC.


                                          By: _____________________________
                                              Name:
                                              Title:


                                          SHOALS SUPPLY TEXAS LIMITED
                                          PARTNERSHIP

                                          By: Shoals Supply, Inc.,
                                              general partner


                                          By: _____________________________
                                              Name:
                                              Title:


                                          SHOALS SUPPLY TENNESSEE LIMITED
                                          PARTNERSHIP

                                          By: Shoals Supply, Inc.,
                                              general partner


                                          By: _____________________________
                                              Name:
                                              Title:

                                                                       EXHIBIT C

                                IRREVOCABLE PROXY

      KNOWN ALL MEN BY THERE PRESENTS that, the undersigned does hereby make, constitute and appoint THE CHASE MANHATTAN BANK, as trustee (the "Trustee") for the benefit of the Noteholders (as hereinafter defined), and each of the Trustee's officers and employees, its true and lawful attorneys, for it and in its name, place and stead, to act as its proxy in respect of all of the shares of capital of ________________, a ______________ corporation (hereinafter referred to as the "Corporation"), which it now or hereafter may own or hold, including, without limitation, the right, on his behalf, to demand the call by any proper officer of the Corporation pursuant to the provisions of its Certificate of Incorporation or By-Laws and as permitted by law of a meeting of its shareholders and at any such meeting of shareholders, annual, general or special, to vote for the transaction of any and all business that may come before such meeting, or at any adjournment thereof, including, without limitation, the right to vote for the sale of all or any part of the assets of the Corporation and/or the liquidation and dissolution of the Corporation; giving and granting to its said attorneys full power and authority to do and perform each and every act and thing whether necessary or desirable to be done in and about the premises, as fully as it might or could do if personally present with full power of substitution, appointment and revocation, hereby ratifying and confirming all that its said attorneys shall do or cause to be done by virtue hereof.

      This Proxy is given to the Trustee and to its officers and employees in consideration of the acquisition of the Senior Notes (as defined in the Pledge Agreement) by Teachers Insurance and Annuity Association of America, Midwestern United Life Insurance Company, Security Life of Denver Insurance Company, Equitable Life Insurance Company of Iowa and USG Annuity & Life Company (collectively, the "Noteholders"), and in order to carry out the covenant of the undersigned contained in a certain Pledge Agreement of even date herewith by and between the undersigned and the Trustee, for the ratable benefit of the Noteholders, and this Proxy shall not be revocable or revoked by the undersigned, shall be binding upon its successors and assigns until the payment in full of all of the Obligations (as such term is defined in the aforesaid Pledge Agreement and may be exercised only after an Event of Default under the Note Purchase Agreement (as such terms are defined in the aforesaid Pledge Agreement).

      IN WITNESS WHEREOF, the undersigned has executed this Irrevocable Proxy this 28th day of January, 1998.

                                          SHOALS HOLDING, INC.


                                          By: _____________________________
                                              Name:
                                              Title:

                                   SCHEDULE I
                                       TO
                                PLEDGE AGREEMENT
                          DATED AS OF JANUARY 28, 1998

                          DESCRIPTION OF PLEDGED STOCK

Issuer                           No. of Shares               Percentage
------                           -------------               ----------

                                   SCHEDULE II
                                       TO
                                PLEDGE AGREEMENT
                          DATED AS OF JANUARY 28, 1998

                              PARTNERSHIP INTERESTS

            (a) All of the present and future right, title and interest as a partner in any partnership (including the partnerships listed in Annex 1 hereto, if any) and any successor(s) thereto or assignee(s) thereof (each, a "Partnership"), of the Pledgor and the rights, interest and benefits in respect thereof of the Pledgor arising under the agreements, documents and/or certificates (including, without limitation, any publicly filed documents) constituting or governing each such Partnership (the "Partnership Documents"), and all other benefits pertaining thereto and any and all general intangibles and accounts now owned or hereafter arising or acquired relating to the Pledgor's interest in any Partnership and/or any of the foregoing rights, interest or benefits; including, without limitation, (i) all distributions by, and any other payments from each Partnership, and all present and future rights to receive any distributions or other payments from each Partnership, whether the same constitute distributions of capital, surplus or profits, or derive from any other source including, without limitation, any such distribution or payment derived from, representing, based upon, measured by, or otherwise in respect of,
(x) the operating revenues of any Partnership, or (y) any sale, assignment, transfer or other disposition (or transaction having comparable effect) of any assets of any Partnership, any mortgaging, encumbering or other financing or refinancing of any assets of any Partnership, any insurance proceeds or condemnation awards in respect of any assets of any Partnership, any merger, consolidation or recapitalization of any Partnership, any redemption or liquidation of the interest of the Pledgor in any Partnership, or any contribution of any property to any Partnership by any partner therein; and (ii) without limiting clause (i), any other payments or distributions, and any rights to receive the same, from any Partnership, from any partner or partners therein, or from any other party, in respect of (A) any sale, assignment, transfer, encumbrance or other disposition (or transaction having comparable effect) of any partner's interest in any Partnership or any rights in respect thereof, and
(B) any payments of principal, interest or of any other character in respect of any debt owed by any Partnership or any partner therein to the Pledgor (all of which property and rights referred to in one or more of clauses (i) or (ii) are referred to collectively as the "Pledged Interests"); and

            (b) the proceeds, products, rents, issues and profits of the Pledged Interests.

                                                          Annex 1 to Schedule II
                                                                              to
                                                                Pledge Agreement

Partnerships
------------

      Shoals Supply Texas
      Limited Partnership

      Shoals Supply Tennessee
      Limited Partnership

                                  SCHEDULE III
                                       TO
                                PLEDGE AGREEMENT
                          DATED AS OF JANUARY 28, 1998

                           LOCATIONS FOR FILING UCC-1S

Limited Partnership             Debtor                 Locations
-------------------             ------                 ---------
A. Shoals Supply Texas          Shoals Holding, Inc.   1. New York Secretary of State
   Limited Partnership                                 2. New York - Westchester County

B. Shoals Supply Tennessee      Shoals Holding, Inc.   1. New York Secretary of State
   Limited Partnership                                 2. New York - Westchester County

                                                                  EXECUTION COPY

                                PLEDGE AGREEMENT

      This PLEDGE AGREEMENT is made as of January 28, 1998 by SHOALS SUPPLY, INC., a New York corporation, as pledgor (the "Pledgor") and THE CHASE MANHATTAN BANK, as trustee (the "Pledgee"), for the benefit of the Noteholders (as hereinafter defined).

                              W I T N E S S E T H :

      WHEREAS:

            A. Pursuant to a Note Purchase Agreement, dated as of the date hereof (as amended, modified and supplemented from time to time, the "Note Purchase Agreement"), among Kinro, Inc., Lippert Components, Inc. and Shoals Supply, Inc. (individually, a "Co-Issuer" and collectively, the "Co-Issuers"), Teachers Insurance and Annuity Association of America, Midwestern United Life Insurance Company, Security Life of Denver Insurance Company, Equitable Life Insurance Company of Iowa and USG Annuity & Life Company (collectively, together with each future holder of Senior Notes, the "Noteholders"), the Noteholders have agreed to purchase the 6.95% senior notes due January 28, 2005 issued by the Co-Issuers (the "Senior Notes"), upon the terms and subject to the conditions set forth therein; and

            B. The Noteholders' obligation to purchase the Senior Notes pursuant to the Note Purchase Agreement is subject, among other conditions, to receipt by the Noteholders of this Pledge Agreement duly executed by the Pledgor;

            NOW, THEREFORE, in consideration of the premises contained herein, and to induce the Noteholders to purchase the Senior Notes from the Co-Issuers pursuant to the Note Purchase Agreement, the Pledgor hereby agrees with the Pledgee, for the benefit of the Noteholders, as follows:

            1. Defined Terms. Unless otherwise defined herein, terms which are defined in the Note Purchase Agreement and used herein are so used as so defined, and the following terms shall have the following meanings:

            "Code" means the Uniform Commercial Code from time to time in effect in the State of New York.

            "Co-Issuer(s)" has the meaning ascribed to such term in paragraph A of the WHEREAS clauses.

            "Collateral" has the meaning ascribed to such term in Section 2 hereof.

            "Companies" means all Subsidiaries of the Pledgor whether now owned by the Pledgor or hereinafter acquired and whether now existing or hereinafter coming into existence.

            "Contractual Obligations" has the meaning ascribed to such term in
      Section 4(c) hereof.

            "Event of Default" means an Event of Default as defined in the Note Purchase Agreement.

            "Intercreditor Agreement" means the Intercreditor Agreement dated as of the date hereof, among the Pledgee, the Noteholders and The Chase Manhattan Bank, as Collateral Agent (as defined in the Revolving Credit Agreement), as Administrative Agent (as defined in the Revolving Credit Agreement) and as Trustee.

            "Noteholders" has the meaning ascribed to such term in paragraph A of the WHEREAS clauses.

            "Note Purchase Agreement" has the meaning ascribed to such term in paragraph A of the WHEREAS clauses.

            "Obligations" means and includes all loans, advances, debts, liabilities, costs and obligations howsoever arising, owed by Pledgor and the Co-Issuers to the Noteholders of every kind and description (whether or not evidenced by any note or instrument and whether or not for the payment of money), direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising pursuant to the terms of the Note Purchase Agreement, the Senior Notes, the Other Agreements or any of the Transaction Documents to which it is a party, including all interest, fees, charges, expenses, attorneys' fees and accountants' fees, chargeable to and payable by the Pledgor or the Co-Issuers hereunder and thereunder.

            "Partnership" has the meaning ascribed to such term in Schedule II hereto.

            "Partnership Documents" has the meaning ascribed to such term in
      Schedule II hereto.

            "Pledge Agreement" means this Pledge Agreement, as amended, supplemented or otherwise modified from time to time.

            "Pledged Interests" has the meaning ascribed to such term in Section 2(a) hereof.

            "Pledged Securities" has the meaning ascribed to such term in
      Section 2(b) hereof.

            "Pledged Stock" has the meaning ascribed to such term in Section 2(a) hereof.

            "Proceeds" means all "proceeds" as such term is defined in Section 9-306(1) of the Code and, in any event, shall include, without limitation, all dividends, distributions or other income from the Pledged Stock and the Pledged Interests, collections thereon or distributions made with respect thereto or other payments or property, securities, securities entitlements, investment property or instruments in respect of the Pledged Stock and the Pledged Interests.

            "Requirement of Law" for any Person means the articles of incorporation and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation, or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

            "Revolving Credit Agreement" means the Revolving Credit Agreement dated as of January 28, 1998 by and between The Chase Manhattan Bank,, as administrative agent and as collateral agent and the lenders signatory thereto.

            "Securities Act" has the meaning ascribed to such term in Section 9(a) hereof.

            "Senior Notes" has the meaning ascribed to such term in paragraph A of the WHEREAS clauses.

            "Termination Date" has the meaning ascribed to such term in Section 17 hereof.

            2. Pledge; Grant of Security Interest. (a) As security for the payment and performance in full of the Obligations, the Pledgor hereby transfers, grants, bargains, sells, conveys, hypothecates, pledges, sets over and delivers unto the Pledgee, and grants to the Pledgee for the ratable benefit of the Noteholders, a first priority security interest in (i) the shares of capital stock listed on Schedule I and any shares of stock of any Company obtained in the future by the Pledgor and the certificates representing all such shares (the "Pledged Stock"), (ii) all of the Pledgor's partnership interests and related rights described in Schedule II (if any) and any partnership interests or other equity interests in any Company obtained in the future by the Pledgor (the "Pledged Interests"), (iii) all other property (including any security entitlements) that may be delivered to and held by the Pledgee pursuant to the terms hereof, (iv) subject to Section 6 hereof, all payments of dividends and distributions, including, without limitation, all cash, instruments, securities, security entitlements, investment property and other property, from time to time received, receivable or otherwise paid or distributed, in respect of, or in exchange for or upon the conversion of the securities and other property referred to in clauses (i), (ii) or (iii) above, (v) subject to Section 6 hereof, all rights and privileges of the Pledgor with respect to the securities (including any security entitlements) and other property referred to in clauses (i), (ii), (iii) and (iv) above, (vi) any and all custodial accounts, securities accounts or other safekeeping accounts in which any of the foregoing property (and any property described in the following clause (vii)) may be deposited or held in, and any security entitlements or other rights relating thereto, and (vii) all proceeds of any of the foregoing (the items referred to in clauses (i) through (vii) above being collectively referred to as the "Collateral"). The Pledgee acknowledges that the security interest in the collateral granted herein ranks equally and pari passu with the security interest in favor of the Collateral Agent (as defined in the Revolving Credit Agreement) pursuant to the Pledge Agreement (as defined in the Revolving Credit Agreement) and the rights of the Trustee and the Collateral Agent with respect to the Collateral shall be subject to the terms and conditions of the Intercreditor Agreement.

            (b) Upon delivery to the Pledgee, any stock certificates, notes or other securities now or hereafter included in the Collateral (the "Pledged Securities") shall be accompanied by undated stock powers duly executed in blank or other instruments of transfer satisfactory to the

Pledgee, a duly executed acknowledgment and consent in the form of Exhibit A hereto from each of the Companies listed on Schedule I hereto and by such other instruments and documents as the Pledgee may request. Without limiting this
Section 2(b), (i) all other property comprising part of the Collateral shall be accompanied by proper instruments of assignment duly executed by the Pledgor and such other instruments or documents as the Pledgee may request, and (ii) upon the grant of a security interest in partnership interests or other equity interests in any Person now or hereafter included in the Collateral, there shall be executed and delivered to the Pledgee such instruments of consent, waiver and recognition, from the issuer and other equity holders thereof (having provisions comparable to the Consent, Waiver and Recognition Agreement in the form of Exhibit B hereto) and such other instruments and documents (including Uniform Commercial Code financing statements duly executed in proper form for filing in such offices as the Pledgee shall require) as the Pledgee may request. Each delivery of Pledged Securities and each such grant of a security interest shall be accompanied by a schedule describing the securities, security entitlements, investment property and equity interests theretofore and then being pledged hereunder, which schedule shall be attached hereto as Schedule I or Schedule II, as applicable, and made a part hereof (provided that the failure to deliver any such schedule shall not impair the security interest hereunder of the Pledgee in any Pledged Securities or Pledged Interests). Each schedule so delivered (except to the extent in error) shall supercede any prior schedules so delivered.

            3. Deliveries. (a) The Pledgor agrees promptly to deliver or cause to be delivered to the Pledgee any and all Pledged Securities, and any and all certificates or other instruments or documents representing Collateral, and any other instruments referred to in Section 2(b) hereof (i) endorsed to the Pledgee or in blank by an effective endorsement, or (ii) causing the certificate to be registered in the name of the Pledgee, upon original issue or registration of transfer by the issuer thereof.

                  (b) Upon execution and delivery hereof there shall be delivered to the Pledgee a duly executed Consent, Waiver and Recognition Agreement in the form of Exhibit B hereto in respect of each Partnership.

                  (c) With respect to such of the Collateral as constitutes an uncertificated security, (i) the Pledgor agrees to cause the issuer to register the Pledgee as the registered owner thereof, upon original issue or registration of transfer or (ii) the issuer agrees that it will comply with instructions with respect to such uncertificated security originated by the Pledgee without further consent of the registered owner.

                  (d) With respect to such of the Collateral as constitutes a "security entitlement" as defined in Article 8 of the UCC, the Pledgor agrees to cause the securities intermediary to indicate by book entry that such security entitlement has been credited to a securities account of the Pledgee.

            4. Representations and Warranties. The Pledgor represents and warrants to the Pledgee and the Noteholders that:

                  (a) the Pledgor has the corporate power and authority and the legal right to execute and deliver, to perform its obligations under, and to grant the Lien on the Collateral pursuant to, this Pledge Agreement and has taken all necessary action to authorize its execution, delivery and performance of, and grant of the Lien on the Collateral pursuant to, this Pledge Agreement;

                  (b) this Pledge Agreement constitutes a legal, valid and binding obligation of the Pledgor, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally;

                  (c) the execution, delivery and performance of this Pledge Agreement will not violate any provision of any Requirement of Law or any agreement, bond, note or indenture to which the Pledgor is a party or by which it is bound or its assets affected (the "Contractual Obligation") of the Pledgor and will not result in the creation or imposition of any Lien on any of the properties or revenues of the Pledgor pursuant to any Requirement of Law or Contractual Obligation of the Pledgor, except as contemplated hereby;

                  (d) no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any shareholder or creditor of the Pledgor), is required in connection with the execution, delivery, performance, validity or enforceability of this Pledge Agreement;

                  (e) no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Pledgor, threatened by or against the Pledgor or against any of its properties or revenues with respect to this Pledge Agreement or any of the transactions contemplated hereby, except as set forth on Schedule 6.8 to the Note Purchase Agreement;

                  (f) the shares of Pledged Stock of the Companies listed on
Schedule I constitute all of the issued and outstanding shares of all classes of the capital stock of such Companies, and (ii) the Pledged Interests listed on
Schedule II hereto constitute all of the partnership interests of such Companies;

                  (g) all of the shares of the Pledged Stock and Pledged Interests of the Companies listed on Schedule I and Schedule II hereto have been duly and validly issued and are fully paid and nonassessable;

                  (h) the Pledgor is the record and beneficial owner of, and has good title to, the Pledged Stock and the Pledged Interests of the Companies listed on Schedule I and Schedule II hereto, free and clear of any and all Liens or options in favor of, or claims of, any other Person, except the Lien created by this Pledge Agreement;

                  (i) upon delivery to the Pledgee of the stock certificates evidencing the Pledged Stock, the Lien granted pursuant to this Pledge Agreement will constitute a valid first-priority Lien on, and perfected security interest in, the Pledged Stock for the benefit of the Noteholders, enforceable as such against the Pledgor, all creditors of the Pledgor and any Persons purporting to purchase any of the Collateral from the Pledgor; and

                  (j) upon filing Uniform Commercial Code financing statements in the locations set forth on Schedule III hereto, naming the Pledgor as debtor and the Pledgee as secured party, the Pledgee will have a valid perfected first lien and security interest in such Pledged Interests as security for the payment and performance of the Obligations.

      All representation and warranties made under this Pledge Agreement shall be deemed to be made, and shall be true and correct, at and as of the date hereof. All representations and warranties made under this Pledge Agreement shall survive, and not be waived by, the execution hereof by the Pledgee, any investigation or inquiry by the Pledgee or any Noteholder, or the purchase of the Senior Notes pursuant to the Note Purchase Agreement.

            5. Covenants. The Pledgor covenants and agrees with the Pledgee and the Noteholders that, from and after the date of this Pledge Agreement until the Obligations are paid in full:

                  (a) If the Pledgor shall, as a result of its ownership of the Pledged Stock or the Pledged Interests, become entitled to receive or shall receive any stock certificate or certificated partnership interest (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights, whether in addition to, in substitution of, as a conversion of or in exchange for any shares of the Pledged Stock or the Pledged Interests, or otherwise in respect thereof, the Pledgor shall accept the same as the agent for the Pledgee, hold the same in trust for the Pledgee and deliver the same forthwith to the Pledgee in the exact form received, duly indorsed by the Pledgor to the Pledgee, if required, together with an undated stock power covering such certificate duly executed in blank and with, if the Pledgee so requests, signature guaranteed, to be held by the Pledgee hereunder as Collateral.

                  (b) Without the prior written consent of the Pledgee, the Pledgor will not (i) sell, assign, transfer, exchange or otherwise dispose of, or grant any option with respect to, the Collateral, or (ii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Collateral, or any interest therein, except for the Lien provided for by this Pledge Agreement, or (iii) take any action which, in the Pledgee's reasonable judgment, could impair the Collateral or result in a violation of any provision of the Note Purchase Agreement or this Pledge Agreement. The Pledgor will defend the right, title and interest of the Pledgee in and to the Collateral against the claims and demands of all Persons whomsoever.

                  (c) At any time and from time to time, upon the written request of the Pledgee, and at the sole expense of the Pledgor, the Pledgor will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Pledgee may reasonably request for the purposes of obtaining or preserving the full benefits of this Pledge Agreement and of the rights and powers herein granted, including, without limitation, delivering to the Pledgee on the date hereof or at any time hereafter irrevocable proxies in respect of the Pledged Stock in the form of Exhibit C hereto. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall be immediately delivered to the Pledgee, duly endorsed in a manner reasonably satisfactory to the Pledgee, to be held as Collateral pursuant to this Pledge Agreement.

                  (d) The Pledgor agrees to pay, and to save the Pledgee harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Pledge Agreement; provided, however, that the Pledgor shall have no obligation hereunder with respect to liabilities arising from the gross negligence or willful misconduct of the Pledgee.

            6. Dividends or Distributions; Voting Rights. (a) In the event of the occurrence of any Event of Default, the Pledgee shall have the right to require that all cash dividends and distributions payable with respect to any part of the Pledged Stock and cash distributions in respect of the Pledged Interests be paid to the Pledgee to be held by the Pledgee as additional security hereunder until applied to the Obligations.

                  (b) Any or all shares of the Pledged Stock or the Pledged Interests held by the Pledgee may, at the option of the Pledgee or its nominee, be registered in the name of the Pledgee or its nominee. If at any time the Pledged Interests are represented or evidenced by any certificates, the same shall promptly be delivered to the Pledgee in pledge hereunder together with any instruments of transfer requested by the Pledgor. Unless an Event of Default shall have occurred and be continuing, the Pledgor shall be permitted to exercise all voting rights with respect to the Pledged Stock and the Pledged Interests; provided, however, that the Pledgee shall have the right to vote in respect of Pledged Stock and the Pledged Interests in connection with any corporate or partnership action necessary for the voluntary commencement of a proceeding or filing of a petition under the Federal bankruptcy laws or any applicable provincial bankruptcy or insolvency laws commencing a bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to the issuer of such Pledged Stock or the Pledged Interests, or the appointment of a trustee or receiver or assignment for the benefit of creditors, or any similar or related action, or to consent to any of the foregoing and the Pledgor shall not vote in favor of or approve any such action without the prior written consent of the Pledgee.

            7. Rights of the Pledgee Upon an Event of Default. (a) The Pledgee or its nominee may, without notice, and after the occurrence of any Event of Default, exercise all voting and/or other consensual rights and corporate or partnership rights at any meeting of any corporation and/or partnership issuing any of the shares, interests, security entitlements or other investment property included in the Collateral and exercise any and all rights, privileges or options pertaining to any item of Collateral as if it were the absolute owner thereof, including, without limitation, the right to receive dividends or other distributions payable thereon, and the right to exchange, at its discretion, any and all of the Collateral upon the merger, consolidation, reorganization, recapitalization or other readjustment of any corporation or partnership issuing any of such shares or partnership interests or upon the exercise by any such issuer of any right, privilege or option pertaining to any Collateral, and in connection therewith, to deposit and deliver any and all of the Collateral with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine, all without liability except to account for property actually received by it, but the Pledgee shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing.

                  (b) The rights of the Pledgee hereunder shall not be conditioned or contingent upon the pursuit by the Pledgee of any right or remedy against the Pledgor or against any other Person that may be or become liable in respect of all or any part of the Obligations or against any other collateral security therefor, guarantee thereof or right of offset with respect thereto. The Pledgee shall not be liable for any failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so, nor shall the Pledgee be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof.

            8. Remedies. If an Event of Default shall occur and be continuing, the Pledgee may exercise, in addition to all other rights and remedies granted in this Pledge Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, the Pledgee, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Pledgor, the Companies or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over-the-counter market, at any exchange, broker's board or office of the Pledgee or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Pledgee shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Pledgor, which right or equity is hereby waived or released. The Pledgee shall apply any Proceeds from time to time held by it and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Pledgee hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Obligations, in the manner provided in the Intercreditor Agreement, and only after such application and after the payment by the Pledgee of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the Code, need the Pledgee account for the surplus, if any, to the Pledgor. To the extent permitted by applicable law, the Pledgor waives all claims, damages and demands it may acquire against the Pledgee arising out of the exercise by the Pledgee of any of its rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 5 days before such sale or other disposition. The Pledgor further waives and agrees not to assert any rights or privileges which it may acquire under Section 9-112 of the Code.

            9. Private Sales. (a) The Pledgor recognizes that the Pledgee may be unable to effect a public sale of any or all the Pledged Stock or the Pledged Interests, by reason of certain prohibitions contained in the Securities Act of 1933 (the "Securities Act") and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable to the Pledgee than if such sale were a public sale and agrees that such circumstances shall not, in and of themselves, result in a determination that such sale was not made in a commercially reasonable manner. The Pledgee shall be under no obligation to delay a sale of any of the Pledged Stock or the Pledged Interests for the period of time necessary to permit the Companies to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if the Pledgor would agree to do so.

                  (b) Upon the occurrence of an Event of Default and at Pledgee's request, the Pledgor agrees to use the Pledgor's best efforts to cause the Companies to disseminate publicly all information required to be disseminated pursuant to the Securities Exchange Act of 1934, as amended, in the event that the Companies or the Pledgor is required to file reports under such Act, or to otherwise make available such information as to permit the public or private sale of the Collateral in accordance with the terms of this Pledge Agreement. The Pledgor further agrees to use the Pledgor's best efforts to cause the Companies to cooperate with the Pledgee in taking whatever additional action may be required to effect such public or private sale of the Collateral.

                  (c) The Pledgor further agrees to do or cause to be done all such other acts as may be necessary to make any sale or sales of all or any portion of the Pledged Stock or the Pledged Interests pursuant to this paragraph 9 valid and binding and in compliance with any and all other applicable Requirements of Law. The Pledgor further agrees that a breach of the covenant contained in this paragraph 9(c) will cause irreparable injury to the Pledgee, that the Pledgee has no adequate remedy at law in respect of such breach and, as a consequence, that such covenant shall be specifically enforceable against the Pledgor, and the Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenant.

            10. Limitation on Duties Regarding Collateral. The Pledgee's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Pledgee deals with similar securities and property for its own account. Neither the Pledgee nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgor or otherwise.

            11. Powers Coupled with an Interest. All authorizations and agencies herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.

            12. Severability; Paragraph Headings. Any provision of this Pledge Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The paragraph headings used in this Pledge Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

            13. No Waiver; Cumulative Remedies. The Pledgee shall not by any act (except by a written instrument pursuant to paragraph 14 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Pledgee, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Pledgee of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Pledgee would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

            14. Waivers and Amendments; Successors and Assigns; Governing Law. None of the terms or provisions of this Pledge Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Pledgor and the Pledgee. This Pledge Agreement shall be binding upon the successors and assigns of the Pledgor and shall inure to the benefit of the Pledgee and the Noteholders and their respective successors and assigns. THIS PLEDGE AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

            15. Notices. All notices and other communications under this Pledge Agreement shall be in writing and shall be personally delivered, transmitted by telecopy with a confirming copy sent by postage prepaid registered or certified mail, or sent by overnight courier to the parties as follows:

To the Pledgee:         The Chase Manhattan Bank,
                        450 West 33rd Street
                        15th Floor
                        New York, New York 10001
                        Attention: Corporate Trustee Administration Department

      with a copy to:   Teachers Insurance and Annuity Association of America
                        730 Third Avenue
                        New York, New York 10017
                        Attn:. Securities Division, Thompson Team, C. Tackney

                        Midwestern United Life Insurance Company
                        c/o ING Investment Management, Inc.
                        5780 Powers Ferry Road, N.W.
                        Suite 300
                        Atlanta, GA  30327
                        Attention: Andrew Gaffney

                        Security Life of Denver Insurance Company
                        c/o ING Investment Management, Inc.
                        5780 Powers Ferry Road, N.W.
                        Suite 300
                        Atlanta, GA  30327
                        Attention: Andrew Gaffney

                        Equitable Life Insurance Company of Iowa
                        c/o ING Investment Management LLC
                        5780 Powers Ferry Road, N.W.
                        Suite 300
                        Atlanta, GA  30327
                        Attention: Andrew Gaffney

                        USG Annuity & Life Company
                        c/o ING Investment Management LLC.
                        5780 Powers Ferry Road, N.W.
                        Suite 300
                        Atlanta, GA  30327
                        Attention: Andrew Gaffney

To the Pledgor:         Shoals Supply, Inc.
                        4381 Green Oaks Boulevard
                        Suite 200
                        Arlington, Tx 76016

with a copy to:         Drew Industries Incorporated
                        200 Mamaroneck Avenue
                        White Plains, New York 10601

All such notices shall be effective upon receipt. Any party may change its address for purposes hereof by notice to the other party.

            16. Irrevocable Authorization and Instruction to Pledgor. The Pledgor hereby authorizes and instructs the Companies to comply with any instruction received by it from the Pledgee in writing that (a) states that an Event of Default has occurred and (b) is otherwise in accordance with the terms of this Pledge Agreement, without any other or further instructions from the Pledgor, and the Pledgor agrees that the Companies shall be fully protected in so complying.

            17. Termination. After the Termination Date (as defined below), this Pledge Agreement shall terminate and the Pledgee, at the request and expense of the Pledgor, will execute and deliver to the Pledgor a proper instrument or instruments acknowledging the termination of this Pledge Agreement as to the Pledgor, and will duly assign, transfer and deliver to the Pledgor (without recourse and without any representation or warranty) such of the Collateral of the Pledgor as may be in the possession of the Pledgee and as has not theretofore been sold or otherwise applied or released pursuant to this Pledge Agreement, together with any moneys at the time held by the Pledgee hereunder. As used in this Pledge Agreement, "Termination Date" shall mean the date upon which no Senior Note remains outstanding and when the Pledgee has been notified in writing by each Noteholder that all Obligations have been indefeasibly paid in full.

            18. Counterparts. This Agreement may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

            19. Payment Free of Taxes, Etc. All payments made by the Pledgor under this Pledge Agreement shall be made by the Pledgor free and clear of and without deduction for any and all present and future taxes, levies, charges, deductions and withholdings. In addition, the Pledgor shall pay upon demand any stamp or other taxes, levies or charges of any jurisdiction with respect to the execution, delivery, registration, performance and enforcement of this Pledge Agreement. Upon request by the Pledgee, the Pledgor shall furnish evidence satisfactory to the Pledgee that all requisite authorizations and approvals by, and notices to and filings with, governmental authorities and regulatory bodies have been obtained and made and that all requisite taxes, levies and charges have been paid.

      IN WITNESS WHEREOF, the Pledgor and the Pledgee have caused this Pledge Agreement to be duly executed and delivered as of the date first above written.

                                    SHOALS SUPPLY, INC.


                                    By: ___________________________________
                                    Name:
                                    Title:

                                    THE CHASE MANHATTAN BANK,
                                    as Trustee


                                    By:____________________________________
                                    Name:
                                    Title:

                                                                       EXHIBIT A

                       FORM OF ACKNOWLEDGEMENT AND CONSENT

      Reference is made to that certain Pledge Agreement, dated as of January 28, 1998, made by SHOALS SUPPLY, INC., a Delaware corporation, in favor of The Chase Manhattan Bank,, as trustee for the benefit of the Noteholders (in such capacity, the "Pledgee"). Each capitalized term used herein shall have the meaning prescribed therein.

      [Name of Company], one of the Companies referred to in the foregoing Pledge Agreement (the "Pledge Agreement"), hereby acknowledges receipt of a copy of such Pledge Agreement and agrees to be bound thereby and to comply with the terms thereof insofar as such terms are applicable to it. [Name of Company] agrees to notify the Pledgee promptly in writing of the occurrence of any of the events described in paragraphs 5(a) of the Pledge Agreement. [Name of Company] further agrees that the terms of paragraph 9(b) of the Pledge Agreement shall apply to it, mutatis mutandis, with respect to all actions that may be required of it under or pursuant to or arising out of paragraph 9 of the Pledge Agreement.

                                    [NAME OF COMPANY]


                                    By:____________________________________
                                    Name:
                                    Title:

                                                                       EXHIBIT B

                    CONSENT, WAIVER AND RECOGNITION AGREEMENT

            CONSENT, WAIVER AND RECOGNITION AGREEMENT (as it may be amended or modified hereafter, this "Agreement") dated as of January 28, 1998, by and among SHOALS SUPPLY, INC., a Delaware corporation (the "General Partner"), SHOALS HOLDING, INC., a New York corporation (the "Limited Partner"; together with the General Partner, the "Partners"), SHOALS SUPPLY TEXAS LIMITED PARTNERSHIP, a Texas limited partnership, and SHOALS SUPPLY TENNESSEE LIMITED PARTNERSHIP, a Tennessee limited partnership (the "Partnerships"; together with the General Partner and the Limited Partner, the "Partnership Parties") in favor of THE CHASE MANHATTAN BANK, a New York banking corporation as trustee (the "Trustee") for the benefit of the Noteholders (as hereinafter defined).

            Reference is hereby made to the Note Purchase Agreement, dated as of January 28, 1998 (as amended, supplemented or modified from time to time, the "Note Purchase Agreement") among Kinro, Inc., Shoals Supply, Inc. and Lippert Components, Inc. as Co-Issuers (the "Co-Issuers"), and Teachers Insurance and Annuity Association of America, Midwestern United Life Insurance Company, Security Life of Denver Insurance Company, Equitable Life Insurance Company of Iowa and USG Annuity & Life Company (together with each future holder of Senior Notes the "Noteholders"). Terms used herein as defined terms and not otherwise defined herein shall have the meanings given thereto in the Note Purchase Agreement.

            The Noteholders have agreed to purchase from the Co-Issuers the Senior Notes upon the terms and subject to the conditions specified in the Note Purchase Agreement. The obligations of the Noteholders to purchase the Senior Notes are conditioned on, among other things, the execution and delivery of this Agreement.

            WHEREAS, the General Partner is the sole general partner of each Partnership; and

            WHEREAS, the Limited Partner is the sole limited partner of each Partnership;

            NOW, THEREFORE, in consideration of the premises and the agreements herein, and for other and good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Partnership Parties hereby agree in favor of the Co-Issuers as follows:

            1. The General Partner and each Partnership each hereby consents to and approves the execution, delivery and performance by the Limited Partner of the Pledge Agreement made by the Limited Partner in favor of the Trustee for the ratable benefit of the Noteholders (as amended, supplemented or modified from time to time the "Pledge Agreement"), pursuant to which the Limited Partner has granted, assigned and pledged to the Trustee for the ratable benefit of the Noteholders, a security interest in all of its right, title and interest in each

Partnership and related rights under the governing and constituent documents of each Partnership, including all distributions, and all proceeds of the foregoing, all as collateral security for the Obligations (as more particularly described in the Pledge Agreement, the "Collateral").

            2. Notwithstanding anything to the contrary contained in the respective Agreement of Limited Partnership of each Partnership, or in any other governing and/or constituent documents of either Partnership (collectively and individually, as amended or otherwise modified from time to time, its respective "Partnership Documents"), each of the Partnership Parties hereby unconditionally and irrevocably agrees that (i) all conditions to the effectiveness of the Transfer (as such term is defined in the Agreement of Limited Partnership of each Partnership as in effect on the date hereof) constituted by the grant, assignment and pledge to the Trustee described in the preceding paragraph are hereby deemed to have been satisfied, and such Transfer (as so defined) is fully recognized, and (ii) upon written notice to the Partnerships from the Trustee that an Event of Default has occurred and is continuing, the Noteholders may sell or otherwise dispose of, or succeed to or otherwise retain, any and all of the respective right, title and interest of the Limited Partner in the Partnerships free of any restrictions on transfer imposed by any provision of any Partnership Agreement and the Noteholders and/or their transferees may at their election be admitted as limited partners of such Partnerships. Each Partner waives the application of any contrary provision of any Partnership Documents in connection with (i) the grant, assignment and pledge under the Pledge Agreement and (ii) the subsequent enforcement of the remedies (including disposition of the Collateral) of the Trustee and the Noteholders under the Pledge Agreement after an Event of Default.

            3. Each Partner hereby irrevocably directs each Partnership to make payment to the Trustee to the extent provided in any written notice from the Trustee, and agrees that the Partnerships shall have no liability to the Limited Partner for honoring any written notice from the Trustee as to any such distributions or payments, regardless of whether it may be subsequently established that the Trustee was not entitled to give such notice. Until any such written notice from the Trustee, each Partnership may, to the extent permitted by the Note Purchase Agreement, continue to remit to the Limited Partner all distributions on account of the Collateral. The General Partner agrees that at any time during which distributions are to be made to the Trustee or its assignee as provided above, the Partnership shall not unreasonably withhold or delay distributions or maintain unreasonable reserves.

            4. Each Partnership Party (i) acknowledges and agrees that neither the Trustee nor any Noteholder shall as a consequence of any term or provision of this Agreement or of the Pledge Agreement assume, or be deemed to have assumed, any obligation or liability of any Partner, whether arising under any Partnership Documents or otherwise, and whether to any creditor of the Partnership, to the Limited Partner, or to any other person or party, and (ii) agrees that neither the Trustee nor any Noteholder shall by virtue of the possession or exercise of any rights under the Pledge Agreement or hereunder, be obligated as a partner or otherwise to any Partnership, to any Partner therein, to any creditor of any Partnership, or to any other person or party, for any contribution of cash or other property, or in respect of any liability of any Partnership or any Partner therein (whether by way of indemnity, contribution or otherwise), or to provide any credit to any Partnership or any accommodation thereof.

            5. All notices permitted or required under this Agreement shall be in writing and shall be given in the manner provided in the Pledge Agreement.

            6. Each Partnership Party represents and warrants that it has the full power and authority to enter into and perform this Agreement, and that this Agreement constitutes the binding obligation of such Partnership Party enforceable in accordance with its terms (except as such enforceability may be limited by bankruptcy or insolvency laws affecting creditors' rights generally or by the application of principles of equity).

            7. This Agreement shall be binding on each Partnership Party and each of its successors, transferees and assigns and shall inure, together with all rights and remedies of the Noteholders and the Trustee hereunder, to the benefit of the Noteholders and the Trustee and their successors, transferees and assigns.

            8. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

            9. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

            IN WITNESS WHEREOF, this Consent, Waiver and Recognition Agreement has been executed and delivered as of the date first set forth above.

THE CHASE MANHATTAN BANK                  SHOALS SUPPLY, INC.
  as Trustee


By: _____________________________         By: _____________________________
    Name:                                     Name:
    Title:                                    Title:


                                          SHOALS HOLDING, INC.


                                          By: _____________________________
                                              Name:
                                              Title:


                                          SHOALS SUPPLY TEXAS LIMITED
                                          PARTNERSHIP

                                          By: Shoals Supply, Inc.,
                                              general partner


                                          By: _____________________________
                                              Name:
                                              Title:


                                          SHOALS SUPPLY TENNESSEE LIMITED
                                          PARTNERSHIP

                                          By: Shoals Supply, Inc.,
                                              general partner


                                          By: _____________________________
                                              Name:
                                              Title:

                                                                       EXHIBIT C

                                IRREVOCABLE PROXY

      KNOWN ALL MEN BY THERE PRESENTS that, the undersigned does hereby make, constitute and appoint THE CHASE MANHATTAN BANK, as trustee (the "Trustee") for the benefit of the Noteholders (as hereinafter defined), and each of the Trustee's officers and employees, its true and lawful attorneys, for it and in its name, place and stead, to act as its proxy in respect of all of the shares of capital of ________________, a ______________ corporation (hereinafter referred to as the "Corporation"), which it now or hereafter may own or hold, including, without limitation, the right, on his behalf, to demand the call by any proper officer of the Corporation pursuant to the provisions of its Certificate of Incorporation or By-Laws and as permitted by law of a meeting of its shareholders and at any such meeting of shareholders, annual, general or special, to vote for the transaction of any and all business that may come before such meeting, or at any adjournment thereof, including, without limitation, the right to vote for the sale of all or any part of the assets of the Corporation and/or the liquidation and dissolution of the Corporation; giving and granting to its said attorneys full power and authority to do and perform each and every act and thing whether necessary or desirable to be done in and about the premises, as fully as it might or could do if personally present with full power of substitution, appointment and revocation, hereby ratifying and confirming all that its said attorneys shall do or cause to be done by virtue hereof.

      This Proxy is given to the Trustee and to its officers and employees in consideration of the acquisition of the Senior Notes (as defined in the Pledge Agreement) by Teachers Insurance and Annuity Association of America, Midwestern United Life Insurance Company, Security Life of Denver Insurance Company, Equitable Life Insurance Company of Iowa and USG Annuioty & Life Company (collectively, the "Noteholders"), and in order to carry out the covenant of the undersigned contained in a certain Pledge Agreement of even date herewith by and between the undersigned and the Trustee, for the ratable benefit of the Noteholders (as amended, modified and supplemented the "Pledge Agreement"), and this Proxy shall not be revocable or revoked by the undersigned, shall be binding upon its successors and assigns until the payment in full of all of the Obligations (as such term is defined in the aforesaid Pledge Agreement and may be exercised only after an Event of Default under the Note Purchase Agreement (as such terms are defined in the aforesaid Pledge Agreement).

      IN WITNESS WHEREOF, the undersigned has executed this Irrevocable Proxy this 28th day of January, 1998.

                                          SHOALS SUPPLY, INC.


                                          By: _____________________________
                                              Name:
                                              Title:

                                   SCHEDULE I
                                       TO
                                PLEDGE AGREEMENT
                          DATED AS OF JANUARY 28, 1998

                          DESCRIPTION OF PLEDGED STOCK

Issuer                           No. of Shares               Percentage
------                           -------------               ----------

Shoals Holding, Inc.                   10                       100%

                                   SCHEDULE II
                                       TO
                                PLEDGE AGREEMENT
                          DATED AS OF JANUARY 28, 1998

                              PARTNERSHIP INTERESTS

            (a) All of the present and future right, title and interest as a partner in any partnership (including the partnerships listed in Annex 1 hereto, if any) and any successor(s) thereto or assignee(s) thereof (each, a "Partnership"), of the Pledgor and the rights, interest and benefits in respect thereof of the Pledgor arising under the agreements, documents and/or certificates (including, without limitation, any publicly filed documents) constituting or governing each such Partnership (the "Partnership Documents"), and all other benefits pertaining thereto and any and all general intangibles and accounts now owned or hereafter arising or acquired relating to the Pledgor's interest in any Partnership and/or any of the foregoing rights, interest or benefits; including, without limitation, (i) all distributions by, and any other payments from each Partnership, and all present and future rights to receive any distributions or other payments from each Partnership, whether the same constitute distributions of capital, surplus or profits, or derive from any other source including, without limitation, any such distribution or payment derived from, representing, based upon, measured by, or otherwise in respect of,
(x) the operating revenues of any Partnership, or (y) any sale, assignment, transfer or other disposition (or transaction having comparable effect) of any assets of any Partnership, any mortgaging, encumbering or other financing or refinancing of any assets of any Partnership, any insurance proceeds or condemnation awards in respect of any assets of any Partnership, any merger, consolidation or recapitalization of any Partnership, any redemption or liquidation of the interest of the Pledgor in any Partnership, or any contribution of any property to any Partnership by any partner therein; and (ii) without limiting clause (i), any other payments or distributions, and any rights to receive the same, from any Partnership, from any partner or partners therein, or from any other party, in respect of (A) any sale, assignment, transfer, encumbrance or other disposition (or transaction having comparable effect) of any partner's interest in any Partnership or any rights in respect thereof, and
(B) any payments of principal, interest or of any other character in respect of any debt owed by any Partnership or any partner therein to the Pledgor (all of which property and rights referred to in one or more of clauses (i) or (ii) are referred to collectively as the "Pledged Interests"); and

            (b) the proceeds, products, rents, issues and profits of the Pledged Interests.

                                                          Annex 1 to Schedule II
                                                                              to
                                                                Pledge Agreement

Partnerships
------------

                                  SCHEDULE III
                                       TO
                                PLEDGE AGREEMENT
                          DATED AS OF JANUARY 28, 1998

                           LOCATIONS FOR FILING UCC-1S